UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:  BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2017

Date of reporting period: 02/28/2017

Item 1 – Report to Stockholders

FEBRUARY 28, 2017

ANNUAL REPORT

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Risk assets, such as stocks and high yield bonds, enjoyed strong performance in the 12 months ended February 28, 2017. It was a different story for higher-quality assets such as U.S. Treasuries, which generated muted returns after struggling in the latter part of 2016 as reflationary expectations in the United States helped drive a pick-up in global growth and investors braced for higher interest rates.

Markets showed great resilience during the period. Big surprises such as the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election brought spikes in equity market volatility, but they were ultimately short-lived. Instead, investors used the sell-offs to seize upon buying opportunities, allowing markets to quickly rebound. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors including an aging population, low productivity growth and excess savings. A tempered economic growth trend and high valuations across most assets have set the stage for muted investment returns going forward.

Equity markets still have room to move, although the disparity between winners and losers is widening, making selectivity increasingly important. Fixed income investors are also facing challenges as bond markets recalibrate to accommodate rising rates and higher inflation expectations. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.01%	24.98%
U.S. small cap equities (Russell 2000® Index)	12.61	36.11
International equities (MSCI Europe, Australasia, Far East Index)	4.90	15.75
Emerging market equities (MSCI Emerging Markets Index)	5.51	29.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.22	0.39
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.17)	(4.09)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.19)	1.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.51)	0.76
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.43	21.83
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	3

Fund Summary as of February 28, 2017

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of February 28, 2017 ($11.68)[1]	6.47%
Current Monthly Distribution per Common Share[2]	$0.063
Current Annualized Distribution per Common Share[2]	$0.756
Economic Leverage as of February 28, 2017[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on March 1, 2017, was increased to $0.0685 per share. The current distribution rate on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

Performance and Portfolio Management Commentary

Returns for the 12 months ended February 28, 2017 were as follows:

	Returns Based On
	Market Price	NAV
DSU[1,2]	25.53%	19.57%
Lipper High Yield Funds (Leveraged)[3]	32.93%	27.73%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

The Fund generally invests about 50% of its assets in high yield bonds and about 50% in floating rate loan interests (bank loans). On a sector basis, the largest contributors over the annual period included the independent energy, metals & mining, and wireless sectors, while the smallest contributors were in health care, retail real estate investment trusts and tobacco. From a credit rating perspective, B-rated, BB-rated and CCC-rated names were the largest contributors, as the lower credit quality portions of both the high yield and bank loan markets drove a rally across both asset classes. By contrast, the Fund’s allocation to AAA-rated and AA-rated positions represented the smallest positive contributors. Lastly, non-benchmark tactical positions were substantial positive contributors to performance, in particular high yield exchange-traded funds and long equity positions.

•

For the period, on a sector basis the electric sector was the only detractor, driven mainly by security selection. In terms of credit ratings, CC-rated and C-rated names were slight detractors. From an asset allocation perspective, there were no absolute detractors over the annual period from core high yield bond or bank loan holdings, or non-benchmark tactical allocations.

Describe recent portfolio activity.

•

The Fund’s positioning was more conservative in early 2016 as markets continued to be plagued by significant volatility deriving from stress within commodity-related assets, muted global growth prospects and uncertainty regarding central bank policies. However, the Fund gradually increased its risk level over the period as volatility subsided and risk markets started to stabilize. During the period, the Fund utilized leverage of between 20% and 30% as a percentage of its total managed assets.

Describe portfolio positioning at period end.

•

The Fund’s largest issuer overweights included Altice (wireless), First Data Corp. (technology), and iHeartCommunications, Inc. (media & entertainment). From a credit rating perspective, the Fund held overweights in BB-rated, B-rated and high conviction CCC-rated names. By contrast, issues rated CC and below were slightly underweight. Issuer selection remained centered on favorable cash flows, identification of a specific catalyst for price improvement, and/or idiosyncratic characteristics. The Fund also remained focused on industries and companies with stable business profiles and consistent cash flow, while avoiding areas of the markets with longer-term concerns and/or deteriorating fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Market Price and Net Asset Value Per Share Summary[1]
	2/28/17	2/29/16	Change	High	Low
Market Price	$11.68	$9.96	17.27%	$11.68	$9.93
Net Asset Value	$12.70	$11.38	11.60%	$12.70	$11.38

[1]

Market price and net asset value per share reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016. See Note 11 of the Notes to Consolidated Financial Statements for details.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	2/28/17	2/29/16
Corporate Bonds	49%	45%
Floating Rate Loan Interests	47	49
Asset-Backed Securities	2	3
Investment Companies	1	2
Preferred Securities	1	—	[1]
Other[2]	—	—
Short-Term Securities	—	1

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Non-Agency Mortgage-Backed Securities, Options Purchased, Other Interests, Rights and Warrants.

Credit Quality Allocation[3,4]	2/28/17	2/29/16
BBB/Baa	8%	9%
BB/Ba	42	43
B	39	37
CCC/Caa	6	5
N/R	5	6

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Short-Term Securities.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Consolidated Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments February 28, 2017	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		557,488	$111,498
GEO Specialty Chemicals, Inc. (a)(b)		481,806	96,361
LyondellBasell Industries NV, Class A		26	2,372

			210,231
Diversified Financial Services — 0.3%
Kcad Holdings I Ltd. (a)		1,075,282,733	2,311,858
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	6,296
Electric Utilities — 0.1%
Vistra Energy Corp.		39,599	639,920
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc. (a)		10,718	11,393
Media — 0.0%
Adelphia Communications Corp., Class A (a)		400,000	—
Adelphia Recovery Trust (a)		396,568	79

			79
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	14,954
Specialty Retail — 0.0%
Things Remembered, Inc. (a)		1,199,043	12
Total Common Stocks — 0.4%			3,194,743

Asset-Backed Securities		Par (000)
Asset-Backed Securities — 3.3%
ACAS CLO Ltd., Series 2015-1A, Class D, 4.67%, 4/18/27 (b)(c)	USD	280	272,412
ALM XIV Ltd., Series 2014-14A, Class C, 4.49%, 7/28/26 (b)(c)		463	460,553
Apidos CDO, Series 2015-21A, Class C, 4.57%, 7/18/27 (b)(c)		250	250,060
Ares CLO Ltd., Class D (b)(c):
Series 2015-38A, 5.17%, 1/20/27		1,000	1,003,767
Series 2016-41A, 5.09%, 1/15/29		450	451,830
Arrowpoint CLO Ltd., Series 2013-1A, Class CR, 5.51%, 11/15/28 (b)(c)		800	800,000
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, 4.63%, 10/15/26 (b)(c)		1,000	1,000,544
Atrium CDO Corp., Series 9A, Class D, 4.55%, 2/28/24 (b)(c)		1,300	1,303,245
BlueMountain CLO Ltd., Series 2015-2A, Class E, 6.37%, 7/18/27 (b)(c)		250	239,743
Burnham Park CLO Ltd., Series 2016-1A, Class D, 4.71%, 10/20/29 (b)(c)		1,000	1,003,910
Carlyle Global Market Strategies CLO Ltd. (b)(c):
Series 2012-4A, Class DR, 5.13%, 1/20/29		1,000	1,000,000
Series 2013-1A, Class C, 5.04%, 2/14/25		250	250,696
Series 2014-1A, Class CR, 3.77%, 4/17/25		1,500	1,509,888

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd. (b)(c): (continued)
Series 2015-2A, Class C, 4.79%, 4/27/27	USD	250	$250,611
Series 2015-2A, Class D, 6.34%, 4/27/27		1,000	976,382
CFIP CLO Ltd., Series 2013-1A, Class D, 4.78%, 4/20/24 (b)(c)		1,500	1,504,322
CIFC Funding 2012-III Ltd., Series 2012-3A, Class B1R, 5.04%, 1/29/25 (b)(c)		1,000	1,002,669
Flatiron CLO Ltd., Series 2014-1A, Class D, 4.62%, 1/15/23 (b)(c)		1,000	1,002,321
Highbridge Loan Management Ltd., Series 6A-2015 (b)(c):
Class D, 4.68%, 5/05/27		300	296,078
Class E1, 6.48%, 5/05/27		1,250	1,209,031
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.89%, 8/15/22 (b)(c)		655	655,604
Madison Park Funding X Ltd., Series 2012-10A, Class DR, 5.23%, 1/20/29 (b)(c)		1,500	1,505,835
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, 5.29%, 11/14/27 (b)(c)		1,000	1,007,836
OCP CLO Ltd., Series 2012-2A, Class DR, 5.52%, 11/22/25 (b)(c)		1,000	1,001,701
OZLM IX Ltd., Series 2014-9A (b)(c):
Class C, 4.63%, 1/20/27		750	750,128
Class CR, 4.58%, 1/20/27 (d)		750	750,000
OZLM XII Ltd., Series 2015-12A, Class C, 4.74%, 4/30/27 (b)(c)		340	340,141
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.54%, 1/21/26 (b)(c)		500	500,438
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.47%, 4/15/26 (b)(c)		500	484,015
TICP CLO I Ltd., Series 2015-1A, Class D, 4.58%, 7/20/27 (b)(c)		250	240,833
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.26%, 11/14/22 (b)(c)		250	250,315
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.62%, 7/15/27 (b)(c)		500	483,431
Voya CLO Ltd., Series 2012-2AR, Class ER, 7.02%, 10/15/22 (b)(c)		1,250	1,250,472
Webster Park CLO Ltd., Series 2015-1A (b)(c):
Class B1, 4.13%, 1/20/27		500	503,285
Class C, 5.08%, 1/20/27		500	501,858
Total Asset-Backed Securities — 3.3%			26,013,954

Corporate Bonds
Advertising Agencies — 0.0%
Kinross Gold Corp., 6.88%, 9/01/41		180	182,250
Aerospace & Defense — 1.6%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (b)		167	146,543
Bombardier, Inc. (b):
8.75%, 12/01/21		187	207,103
6.00%, 10/15/22		1,134	1,135,417
6.13%, 1/15/23		648	648,000
7.50%, 3/15/25		1,554	1,616,160

Portfolio Abbreviations

CDO	Collateralized Debt Obligation	GBP	British Pound
CLO	Collateralized Loan Obligation	LOC	Letter of Credit
DIP	Debtor-In-Possession	PIK	Payment-In-Kind
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization	USD	U.S. Dollar
EUR	Euro

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	7

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Aerospace & Defense (continued)
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)	USD	307	$320,815
KLX, Inc., 5.88%, 12/01/22 (b)		1,462	1,539,047
Koppers, Inc., 6.00%, 2/15/25 (b)		606	630,240
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		100	107,600
TransDigm, Inc.:
6.00%, 7/15/22		2,915	2,993,647
6.50%, 7/15/24		2,189	2,249,197
6.50%, 5/15/25		555	568,181
Series WI, 6.38%, 6/15/26		223	225,230

			12,387,180
Air Freight & Logistics — 0.4%
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	111,872
6.50%, 6/15/22 (b)	USD	1,520	1,596,000
6.13%, 9/01/23 (b)		1,004	1,054,200

			2,762,072
Airlines — 0.8%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		712	744,040
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		542	550,807
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,491,575
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		2,034	2,099,659
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		539	550,290

			6,436,371
Auto Components — 0.9%
Allison Transmission, Inc., 5.00%, 10/01/24 (b)		685	696,987
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	175	192,735
Fiat Chrysler Finance Europe, 4.75%, 3/22/21		100	117,064
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	133	135,660
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		4,609	4,683,896
6.25%, 2/01/22 (b)		319	329,367
6.75%, 2/01/24 (b)		303	314,363
IHO Verwaltungs GmbH (e):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	100	109,423
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		100	109,913
(3.75 Cash or 4.50% PIK), 3.75%, 9/15/26		100	107,926
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (b)	USD	425	445,189
Venture Holdings Co. LLC (a)(f):
12.00%, 6/01/2009		5,150	—
Series B, 9.50%, 7/01/2005		5,125	—

			7,242,523
Banks — 1.0%
Allied Irish Banks PLC, 4.13%, 11/26/25 (c)	EUR	100	110,229
Banca Popolare di Vicenza, 0.50%, 2/03/20		100	104,979
Banco Espirito Santo SA (a)(f):
2.63%, 5/08/17		100	31,517
4.75%, 1/15/18		200	63,034
4.00%, 1/21/19		100	31,517
Banco Popolare, 2.75%, 7/27/20		100	108,111
Bank of Ireland, 4.25%, 6/11/24 (c)		100	110,442
Bankia SA, 4.00%, 5/22/24 (c)		300	324,549
CaixaBank SA, 3.50%, 2/15/27 (c)		100	109,014
CIT Group, Inc.:
5.25%, 3/15/18	USD	1,434	1,481,867
6.63%, 4/01/18 (b)		295	309,013
5.00%, 5/15/18 (b)		950	961,400

Corporate Bonds		Par (000)	Value
Banks (continued)
CIT Group, Inc.: (continued)
5.50%, 2/15/19 (b)	USD	3,099	$3,265,571
5.00%, 8/01/23		470	497,025
Commerzbank AG, 7.75%, 3/16/21	EUR	100	127,792

			7,636,060
Building Materials — 0.0%
Dry Mix Solutions Investissements SAS, 3.93%, 6/15/21 (c)		100	105,940
Titan Global Finance PLC, 3.50%, 6/17/21		100	110,005

			215,945
Building Products — 0.8%
American Builders & Contractors Supply Co., Inc. (b):
5.63%, 4/15/21	USD	210	215,513
5.75%, 12/15/23		415	435,750
Building Materials Corp. of America (b):
5.38%, 11/15/24		190	195,301
6.00%, 10/15/25		664	705,500
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		740	775,150
Masonite International Corp., 5.63%, 3/15/23 (b)		579	597,817
Ply Gem Industries, Inc., 6.50%, 2/01/22		1,275	1,326,255
Standard Industries, Inc. (b):
5.13%, 2/15/21		84	87,570
5.50%, 2/15/23		453	471,120
USG Corp., 8.25%, 1/15/18		980	1,029,000

			5,838,976
Capital Markets — 0.2%
Blackstone CQP Holdco LP, 9.30%, 3/19/19		1,521	1,538,391
E*Trade Financial Corp., Series A, 0.00%, 8/31/19 (g)(h)		100	334,122

			1,872,513
Chemicals — 3.0%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25 (b)		1,100	1,100,000
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	110,456
Axalta Coating Systems LLC, 4.88%, 8/15/24 (b)	USD	325	331,500
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		215	256,388
10.00%, 10/15/25		100	121,500
CF Industries, Inc.:
5.15%, 3/15/34		185	175,866
4.95%, 6/01/43		755	649,300
Chemours Co.:
6.63%, 5/15/23		270	286,538
7.00%, 5/15/25		321	348,686
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18		6,638	9,304,604
Hexion, Inc., 10.38%, 2/01/22 (b)		336	346,080
Huntsman International LLC:
5.13%, 4/15/21	EUR	100	118,148
5.13%, 11/15/22	USD	1,101	1,156,050
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	110,310
Inovyn Finance PLC, 6.25%, 5/15/21		100	112,633
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	2,675	2,621,500
Platform Specialty Products Corp. (b):
10.38%, 5/01/21		506	568,618
6.50%, 2/01/22		3,375	3,526,875
PQ Corp., 6.75%, 11/15/22 (b)		967	1,046,777
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	100	111,263
Tronox Finance LLC:
6.38%, 8/15/20	USD	564	573,870
7.50%, 3/15/22 (b)		172	179,740
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		488	513,620

			23,670,322

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies — 0.8%
ADT Corp.:
3.50%, 7/15/22	USD	765	$725,794
4.13%, 6/15/23		435	418,688
4.88%, 7/15/32 (b)		353	284,165
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (b)		608	621,680
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		200	209,500
CEB, Inc., 5.63%, 6/15/23 (b)		760	817,000
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (b)		740	764,512
Mobile Mini, Inc., 5.88%, 7/01/24		104	108,680
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (b)		645	672,412
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (b)		302	310,683
Silk Bidco AS, 7.50%, 2/01/22	EUR	150	170,828
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	858	895,812
5.75%, 11/15/24		165	175,230
Verisure Holding AB, 6.00%, 11/01/22	EUR	125	144,277

			6,319,261
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	1,767	1,952,535
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)		505	540,350
CommScope, Inc. (b):
5.00%, 6/15/21		574	591,220
5.50%, 6/15/24		272	284,920
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		3,045	3,220,087
6.38%, 5/15/25		1,223	1,317,783
5.75%, 1/15/27 (b)		570	602,661

			8,509,556
Construction & Engineering — 0.3%
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		1,076	1,097,520
Engility Corp., 8.88%, 9/01/24 (b)		468	503,100
Swissport Investments SA, 6.75%, 12/15/21	EUR	100	116,163
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23	USD	350	337,750

			2,054,533
Construction Materials — 0.7%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		117	122,265
HD Supply, Inc. (b):
5.25%, 12/15/21		2,410	2,542,550
5.75%, 4/15/24		1,625	1,718,438
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	113,225
PulteGroup, Inc., 5.50%, 3/01/26	USD	446	462,725
Rexel SA, 3.50%, 6/15/23	EUR	130	144,046

			5,103,249
Consumer Discretionary — 0.1%
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (b)	USD	471	474,533
Consumer Finance — 1.2%
Ally Financial, Inc.:
6.25%, 12/01/17		30	31,027
5.13%, 9/30/24		1,207	1,277,911
4.63%, 3/30/25		216	220,860
8.00%, 11/01/31		4,856	5,972,880
Navient Corp.:
6.63%, 7/26/21		297	309,623
5.50%, 1/25/23		345	330,337
7.25%, 9/25/23		10	10,250
6.13%, 3/25/24		237	226,928
5.88%, 10/25/24		258	241,875
5.63%, 8/01/33		260	210,600

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (b)	USD	439	$459,580

			9,291,871
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (b)		603	612,533
3.96%, 12/15/19 (b)(c)		387	394,492
6.75%, 1/31/21 (b)		415	430,272
6.00%, 6/30/21 (b)		1,490	1,545,875
4.25%, 1/15/22	EUR	170	185,915
4.25%, 9/15/22 (b)(d)	USD	635	644,525
4.63%, 5/15/23 (b)		559	568,783
2.75%, 3/15/24 (d)	EUR	125	132,577
6.75%, 5/15/24		125	146,495
7.25%, 5/15/24 (b)		2,685	2,926,650
6.00%, 2/15/25 (b)(d)	USD	1,646	1,691,265
Ball Corp., 5.00%, 3/15/22		823	871,351
Crown European Holdings SA, 4.00%, 7/15/22	EUR	220	258,705
Flex Acquisition Co., Inc., 6.88%, 1/15/25 (b)	USD	394	402,865
Graphic Packaging International, Inc., 4.13%, 8/15/24		1,130	1,121,525
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22 (e)	EUR	100	114,773
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20	USD	3,099	3,191,970
6.88%, 2/15/21		172	177,145
4.52%, 7/15/21 (b)(c)		1,671	1,714,864
5.13%, 7/15/23 (b)		372	385,485
7.00%, 7/15/24 (b)		1,754	1,886,646
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	100	112,296
Sealed Air Corp.:
4.88%, 12/01/22 (b)	USD	120	124,050
4.50%, 9/15/23	EUR	100	118,595
6.88%, 7/15/33 (b)	USD	28	30,380
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (b)		1,771	1,819,703
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		200	206,320
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	112,402

			21,928,457
Diversified Consumer Services — 0.9%
APX Group, Inc.:
6.38%, 12/01/19	USD	165	169,744
8.75%, 12/01/20		390	403,650
7.88%, 12/01/22		695	752,337
7.88%, 12/01/22 (b)		545	589,962
Laureate Education, Inc., 9.25%, 9/01/19 (b)		427	446,749
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)		4,035	4,413,281
Service Corp. International, 4.50%, 11/15/20		307	313,140
Sotheby’s, 5.25%, 10/01/22 (b)		73	74,460
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	109,039

			7,272,362
Diversified Financial Services — 0.4%
Aircastle Ltd.:
5.13%, 3/15/21	USD	33	35,228
5.50%, 2/15/22		427	460,626
Deutsche Bank AG, 4.25%, 10/14/21 (b)		150	151,696
FBM Finance, Inc., 8.25%, 8/15/21 (b)		350	374,570
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	129,669
Jefferies Finance LLC/JFIN Co-Issuer Corp. (b):
7.38%, 4/01/20	USD	625	635,937
6.88%, 4/15/22		516	501,810

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	9

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
ProGroup AG, 5.13%, 5/01/22	EUR	130	$146,360
UniCredit SpA:
6.95%, 10/31/22		100	123,066
5.75%, 10/28/25 (c)		100	113,301
4.38%, 1/03/27 (c)		100	108,734

			2,780,997
Diversified Telecommunication Services — 2.2%
CenturyLink, Inc.:
6.45%, 6/15/21	USD	1,753	1,868,049
Series Y, 7.50%, 4/01/24		165	177,375
Cincinnati Bell, Inc., 7.00%, 7/15/24 (b)		1,915	2,025,112
Frontier Communications Corp.:
7.13%, 3/15/19		50	53,125
8.50%, 4/15/20		260	275,600
6.25%, 9/15/21		345	329,475
7.13%, 1/15/23		235	212,675
7.63%, 4/15/24		1,641	1,472,798
6.88%, 1/15/25		1,750	1,474,375
11.00%, 9/15/25		265	266,325
Level 3 Financing, Inc.:
4.76%, 1/15/18 (c)		646	647,615
5.38%, 8/15/22		925	958,994
5.13%, 5/01/23		1,120	1,142,400
5.38%, 1/15/24		712	730,690
5.38%, 5/01/25		869	897,243
5.25%, 3/15/26 (b)		411	414,596
OTE PLC, 3.50%, 7/09/20	EUR	100	106,470
SoftBank Group Corp., 4.75%, 7/30/25		129	153,431
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	301	304,010
6.00%, 9/30/34		429	423,638
7.20%, 7/18/36		280	296,520
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	100	138,360
Telecom Italia SpA:
6.38%, 6/24/19	GBP	200	271,401
3.25%, 1/16/23	EUR	150	167,983
5.88%, 5/19/23	GBP	100	139,372
5.30%, 5/30/24 (b)	USD	905	920,838
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	322	378,292
Windstream Corp., 7.75%, 10/01/21	USD	451	464,530
Windstream Services LLC, 7.50%, 6/01/22		339	335,610

			17,046,902
Electric Utilities — 0.0%
AES Corp., 4.88%, 5/15/23		256	254,208
Electrical Equipment — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	100	107,116
Belden, Inc., 5.50%, 4/15/23		109	122,692

			229,808
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	500	529,375
5.00%, 9/01/23		1,036	1,067,080
5.50%, 12/01/24		2,050	2,152,500
SESI LLC, 7.13%, 12/15/21		180	184,950

			3,933,905
Energy Equipment & Services — 1.1%
Ensco PLC:
4.50%, 10/01/24		260	223,600
5.20%, 3/15/25		55	48,675
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (b)		568	572,260

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21	USD	103	$104,545
6.75%, 8/01/22		557	580,672
GrafTech International Ltd., 6.38%, 11/15/20		150	127,500
Noble Holding International Ltd., 4.63%, 3/01/21		22	20,845
Pioneer Energy Services Corp., 6.13%, 3/15/22		740	690,975
Precision Drilling Corp., 6.50%, 12/15/21		5	5,138
Transocean, Inc.:
4.25%, 10/15/17		354	356,089
6.00%, 3/15/18		1,399	1,433,975
7.38%, 4/15/18		90	92,475
5.55%, 10/15/22		322	301,070
9.00%, 7/15/23 (b)		1,702	1,833,905
6.80%, 3/15/38		375	307,500
Trinidad Drilling Ltd., 6.63%, 2/15/25 (b)		724	745,720
Weatherford International Ltd.:
7.75%, 6/15/21		215	231,931
8.25%, 6/15/23		335	363,475
9.88%, 2/15/24 (b)		356	411,180

			8,451,530
Environmental, Maintenance, & Security Service — 0.2%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	108,212
Tervita Escrow Corp., 7.63%, 12/01/21 (b)	USD	1,094	1,143,230

			1,251,442
Food & Staples Retailing — 0.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (b):
6.63%, 6/15/24		308	326,480
5.75%, 3/15/25		363	363,681
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	100	129,224
Casino Guichard Perrachon SA:
4.56%, 1/25/23	EUR	100	118,464
3.25%, 3/07/24		200	232,452
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	69	70,967
5.75%, 3/01/23		2,882	3,058,522
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24		127	134,302
Rite Aid Corp.:
9.25%, 3/15/20		435	449,137
6.75%, 6/15/21		32	33,360
6.13%, 4/01/23 (b)		1,440	1,525,896
7.70%, 2/15/27		56	66,920
Tesco PLC, 5.00%, 3/24/23	GBP	100	137,582

			6,646,987
Food Products — 0.8%
Acosta, Inc., 7.75%, 10/01/22 (b)	USD	420	369,600
Aramark Services, Inc.:
5.75%, 3/15/20		165	167,636
5.13%, 1/15/24		78	81,713
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (b)		770	787,325
JBS USA LLC/JBS USA Finance, Inc. (b):
7.25%, 6/01/21		355	365,650
5.75%, 6/15/25		704	726,880
Post Holdings, Inc. (b):
7.75%, 3/15/24		718	796,980
8.00%, 7/15/25		307	346,142
5.00%, 8/15/26		2,342	2,264,410
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)		274	288,385
WhiteWave Foods Co., 5.38%, 10/01/22		239	260,510

			6,455,231

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies — 0.7%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)	USD	595	$531,038
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		1,872	1,656,720
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		820	892,775
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		600	586,500
IDH Finance PLC, 6.25%, 8/15/22	GBP	100	118,811
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (b):
4.88%, 4/15/20	USD	350	350,875
5.75%, 8/01/22		990	970,200
5.63%, 10/15/23		509	488,640

			5,595,559
Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		872	878,540
5.63%, 2/15/23		440	452,100
6.50%, 3/01/24		122	129,625
Alere, Inc., 6.38%, 7/01/23 (b)		406	412,090
Amsurg Corp., 5.63%, 7/15/22		2,812	2,927,995
Centene Corp.:
5.63%, 2/15/21		716	753,590
4.75%, 5/15/22		67	69,429
6.13%, 2/15/24		311	337,435
4.75%, 1/15/25		610	627,537
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		156	156,975
8.00%, 11/15/19		400	391,000
5.13%, 8/01/21		790	776,175
6.88%, 2/01/22		499	437,873
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		810	826,706
HCA Holdings, Inc., 6.25%, 2/15/21		510	555,263
HCA, Inc.:
3.75%, 3/15/19		1,048	1,074,200
6.50%, 2/15/20		1,744	1,914,546
7.50%, 2/15/22		430	496,113
5.88%, 3/15/22		1,148	1,267,105
4.75%, 5/01/23		658	690,077
5.00%, 3/15/24		1,015	1,069,556
5.38%, 2/01/25		1,528	1,598,670
5.25%, 4/15/25		66	70,373
5.88%, 2/15/26		1,572	1,685,970
5.25%, 6/15/26		580	612,625
4.50%, 2/15/27		1,227	1,223,932
HealthSouth Corp., 5.75%, 11/01/24		1,134	1,156,680
Hologic, Inc., 5.25%, 7/15/22 (b)		475	495,188
MEDNAX, Inc., 5.25%, 12/01/23 (b)		574	593,372
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)		1,696	1,827,440
New Amethyst Corp., 6.25%, 12/01/24 (b)		302	320,120
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		609	654,675
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)		128	130,880
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (b)		146	156,220
Tenet Healthcare Corp.:
6.25%, 11/01/18		607	642,661
4.75%, 6/01/20		1,190	1,213,800
4.46%, 6/15/20 (c)		989	1,001,362
6.00%, 10/01/20		2,918	3,093,080
4.50%, 4/01/21		24	24,300
7.50%, 1/01/22 (b)		380	411,350
8.13%, 4/01/22		2,540	2,660,650
6.75%, 6/15/23		1,355	1,343,144

			37,160,422

Corporate Bonds		Par (000)	Value
Health Care Technology — 0.0%
Quintiles IMS, Inc., 3.25%, 3/15/25 (b)	EUR	100	$106,099
Hotels, Restaurants & Leisure — 2.6%
Boyd Gaming Corp., 6.88%, 5/15/23	USD	758	818,640
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		1,428	1,494,045
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		183	184,601
International Game Technology PLC, 6.25%, 2/15/22 (b)		200	216,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, (b):
5.00%, 6/01/24		66	67,756
5.25%, 6/01/26		234	241,898
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 5/01/24 (b)		2,115	2,236,612
MGM Resorts International:
8.63%, 2/01/19		234	258,570
5.25%, 3/31/20		1,261	1,327,203
6.75%, 10/01/20		515	567,633
6.63%, 12/15/21		1,352	1,509,170
4.63%, 9/01/26		987	967,250
New Red Finance, Inc., 6.00%, 4/01/22 (b)		2,115	2,205,522
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	109,850
Sabre GLBL, Inc., 5.25%, 11/15/23 (b)	USD	221	224,315
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)		2,281	2,426,331
10.00%, 12/01/22		2,120	2,249,850
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		842	865,576
Station Casinos LLC, 7.50%, 3/01/21		1,938	2,020,365
Thomas Cook Group PLC, 6.25%, 6/15/22	EUR	100	112,879
Unique Pub Finance Co. PLC, Series A4, 5.66%, 6/30/27	GBP	279	374,689
Vue International Bidco PLC, 7.88%, 7/15/20		147	189,555

			20,668,310
Household Durables — 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)	USD	285	293,550
CalAtlantic Group, Inc.:
8.38%, 1/15/21		1,090	1,273,937
5.25%, 6/01/26		285	285,356
Lennar Corp.:
4.75%, 11/15/22		475	488,538
4.88%, 12/15/23		265	273,613
Meritage Homes Corp., 4.50%, 3/01/18		589	599,307
Ryland Group, Inc., 6.63%, 5/01/20		130	143,325
Standard Pacific Corp., 5.88%, 11/15/24		360	386,100
Tempur Sealy International, Inc., 5.50%, 6/15/26		561	551,182
TRI Pointe Group, Inc.:
4.38%, 6/15/19		435	443,700
4.88%, 7/01/21		525	542,063

			5,280,671
Household Products — 0.3%
Spectrum Brands, Inc.:
6.63%, 11/15/22		1,810	1,914,075
6.13%, 12/15/24		87	92,577
5.75%, 7/15/25		284	301,750

			2,308,402
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.:
7.38%, 7/01/21		559	630,272
5.50%, 3/15/24		725	739,500
6.00%, 5/15/26		201	207,030
Calpine Corp., 5.38%, 1/15/23		128	129,280

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	11

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Dynegy, Inc.:
6.75%, 11/01/19	USD	665	$684,950
7.38%, 11/01/22		231	226,958
NRG Energy, Inc.:
7.88%, 5/15/21		124	128,650
6.25%, 5/01/24		50	50,000
7.25%, 5/15/26		208	213,980
6.63%, 1/15/27 (b)		1,358	1,334,235
NRG Yield Operating LLC, 5.38%, 8/15/24		195	199,875
QEP Resources, Inc., 5.38%, 10/01/22		1,965	1,974,825
TerraForm Power Operating LLC, 6.38%, 2/01/23 (b)(i)		205	212,175

			6,731,730
Industrial Conglomerates — 0.3%
Vertiv Group Corp, 9.25%, 10/15/24 (b)		1,887	2,026,166
Insurance — 0.4%
Assicurazioni Generali SpA (c):
7.75%, 12/12/42	EUR	100	126,084
5.50%, 10/27/47		100	111,767
Groupama SA, 6.00%, 1/23/27		100	108,293
HUB International Ltd. (b):
9.25%, 2/15/21	USD	367	380,762
7.88%, 10/01/21		994	1,051,155
Wayne Merger Sub LLC, 8.25%, 8/01/23 (b)		1,560	1,645,800

			3,423,861
Internet Software & Services — 0.4%
Equinix, Inc., 5.88%, 1/15/26		997	1,064,916
IAC/InterActiveCorp, 4.88%, 11/30/18		558	566,370
Netflix, Inc.:
5.50%, 2/15/22		72	76,860
5.88%, 2/15/25		132	142,725
4.38%, 11/15/26 (b)		888	880,230
Symantec Corp., 5.00%, 4/15/25 (b)		422	433,159

			3,164,260
IT Services — 1.4%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		795	832,763
First Data Corp. (b):
7.00%, 12/01/23		3,857	4,146,275
5.75%, 1/15/24		5,066	5,249,642
WEX, Inc., 4.75%, 2/01/23 (b)		601	597,995

			10,826,675
Machinery — 0.3%
Gardner Denver, Inc., 6.88%, 8/15/21 (b)		380	391,400
SPX FLOW, Inc. (b):
5.63%, 8/15/24		359	368,872
5.88%, 8/15/26		359	364,385
Terex Corp., 5.63%, 2/01/25 (b)		912	935,940
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	113,854

			2,174,451
Media — 9.7%
Adria Bidco BV, 7.88%, 11/15/20		200	221,150
Altice Financing SA:
5.25%, 2/15/23		100	113,186
7.50%, 5/15/26 (b)	USD	1,795	1,927,381
Altice Luxembourg SA:
7.75%, 5/15/22 (b)		1,110	1,180,762
6.25%, 2/15/25	EUR	100	112,561
7.63%, 2/15/25 (b)	USD	203	216,195
Altice US Finance I Corp. (b):
5.38%, 7/15/23		2,707	2,822,047
5.50%, 5/15/26		637	658,499

Corporate Bonds		Par (000)	Value
Media (continued)
AMC Networks, Inc.:
4.75%, 12/15/22	USD	156	$157,560
5.00%, 4/01/24		1,160	1,170,881
Cablevision Systems Corp.:
7.75%, 4/15/18		362	380,100
8.00%, 4/15/20		502	554,710
CBS Radio, Inc., 7.25%, 11/01/24 (b)		602	642,635
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23		1,110	1,155,787
5.75%, 2/15/26 (b)		1,148	1,228,360
5.50%, 5/01/26 (b)		774	821,408
5.13%, 5/01/27 (b)		703	730,241
5.88%, 5/01/27 (b)		1,252	1,344,773
Cellnex Telecom SA, 2.38%, 1/16/24	EUR	100	106,999
Cequel Communications Holdings I LLC/Cequel Capital Corp. (b):
6.38%, 9/15/20	USD	420	432,863
5.13%, 12/15/21		1,670	1,688,434
7.75%, 7/15/25		2,044	2,263,730
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25		1,300	1,369,424
Clear Channel International BV, 8.75%, 12/15/20 (b)		700	742,000
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		7,365	7,591,729
Series B, 7.63%, 3/15/20		2,524	2,542,930
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (b)		850	904,511
CSC Holdings LLC:
10.13%, 1/15/23 (b)		712	824,140
5.25%, 6/01/24		996	1,002,225
6.63%, 10/15/25 (b)		1,298	1,432,667
10.88%, 10/15/25 (b)		2,590	3,120,950
DISH DBS Corp.:
5.88%, 7/15/22		1,537	1,648,432
5.88%, 11/15/24		457	486,705
7.75%, 7/01/26		2,068	2,419,560
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	110,919
Hughes Satellite Systems Corp. (b):
5.25%, 8/01/26	USD	1,433	1,456,286
6.63%, 8/01/26		381	396,476
iHeartCommunications, Inc.:
9.00%, 12/15/19		1,010	882,488
9.00%, 3/01/21		160	129,600
9.00%, 9/15/22		930	748,650
10.63%, 3/15/23		850	705,500
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		1,695	1,622,962
5.50%, 8/01/23		1,467	1,206,607
LG Finance Co. Corp., 5.88%, 11/01/24 (b)		231	237,641
MDC Partners, Inc., 6.50%, 5/01/24 (b)		520	502,450
Midcontinent Communications / Midcontinent Finance Corp. (b):
6.25%, 8/01/21		265	275,335
6.88%, 8/15/23		309	332,948
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		538	542,708
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (b)		531	542,948
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		205	211,150
Numericable Group SA, 5.38%, 5/15/22	EUR	100	110,495
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	130	135,038
5.63%, 2/15/24		242	254,100
SFR Group SA (b):
6.00%, 5/15/22		1,192	1,236,330
7.38%, 5/01/26		4,095	4,243,444

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Media (continued)
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20	USD	141	$142,763
5.75%, 8/01/21		464	483,393
4.63%, 5/15/23		60	61,350
Sterling Entertainment Corp., 9.75%, 12/15/19		1,300	1,287,000
TEGNA, Inc., 5.13%, 10/15/19		215	220,644
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (b)		457	499,273
Tribune Media Co., 5.88%, 7/15/22		1,583	1,616,639
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25	EUR	198	221,193
5.00%, 1/15/25 (b)	USD	400	411,000
Univision Communications, Inc. (b):
5.13%, 5/15/23		3,152	3,152,000
5.13%, 2/15/25		934	921,157
Virgin Media Finance PLC, 5.75%, 1/15/25 (b)		600	615,750
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	100	127,777
Virgin Media Secured Finance PLC:
5.25%, 1/15/26 (b)	USD	975	985,969
5.50%, 8/15/26 (b)		320	327,965
4.88%, 1/15/27	GBP	100	124,892
6.25%, 3/28/29		233	313,809
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	1,300	1,352,000
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	168	181,361
7.00%, 4/23/21		100	110,336
7.38%, 4/23/21 (b)	USD	1,205	1,254,706
Ziggo Bond Finance BV, 5.88%, 1/15/25 (b)		1,095	1,112,794

			75,423,381
Metals & Mining — 5.3%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (b)		270	296,325
Alcoa, Inc.:
6.15%, 8/15/20		1,395	1,527,525
5.13%, 10/01/24		1,371	1,419,670
5.90%, 2/01/27		280	299,950
Anglo American Capital PLC:
1.50%, 4/01/20	EUR	100	108,326
3.50%, 3/28/22		100	117,047
4.88%, 5/14/25 (b)	USD	1,025	1,063,437
ArcelorMittal:
8.00%, 10/15/39		178	207,370
7.75%, 3/01/41		938	1,064,630
Cliffs Natural Resources, Inc. (b):
8.25%, 3/31/20		355	387,838
5.75%, 3/01/25		576	565,056
Constellium NV (b):
8.00%, 1/15/23		2,290	2,404,500
5.75%, 5/15/24		675	639,563
6.63%, 3/01/25		1,424	1,415,990
First Quantum Minerals Ltd. (b):
7.00%, 2/15/21		1,254	1,298,674
7.25%, 5/15/22		235	242,931
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (b)		553	639,755
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		3,710	3,691,450
3.10%, 3/15/20		1,135	1,112,300
4.00%, 11/14/21		804	771,840
3.55%, 3/01/22		1,144	1,062,490
3.88%, 3/15/23		3,888	3,576,960
5.40%, 11/14/34		1,271	1,115,302
5.45%, 3/15/43		1,728	1,477,440

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Grinding Media, Inc. / MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (b)	USD	491	$525,370
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		482	537,430
Kinross Gold Corp., 5.95%, 3/15/24		110	116,325
Novelis Corp. (b):
6.25%, 8/15/24		1,758	1,863,480
5.88%, 9/30/26		1,904	1,958,740
Peabody Securities Finance Corp. (b):
6.00%, 3/31/22		325	331,500
6.38%, 3/31/25		342	348,840
Steel Dynamics, Inc.:
5.13%, 10/01/21		790	814,688
6.38%, 8/15/22		595	621,775
5.25%, 4/15/23		1,015	1,056,970
5.50%, 10/01/24		138	146,804
5.00%, 12/15/26 (b)		35	36,177
Teck Resources Ltd.:
3.00%, 3/01/19		250	256,050
3.75%, 2/01/23		1,403	1,367,644
8.50%, 6/01/24 (b)		722	842,935
6.13%, 10/01/35		181	187,335
6.00%, 8/15/40		811	813,028
6.25%, 7/15/41		429	445,088
5.20%, 3/01/42		1,118	1,058,947
5.40%, 2/01/43		977	930,592
ThyssenKrupp AG, 1.38%, 3/03/22	EUR	75	79,128
United States Steel Corp., 8.38%, 7/01/21 (b)	USD	624	702,000

			41,547,215
Multi-Utilities — 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21		390	401,456
7.50%, 11/01/23 (b)		780	820,950

			1,222,406
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. (b):
8.00%, 10/15/21		1,035	649,463
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21 (e)		150	86,250

			735,713
Offshore Drilling & Other Services — 0.0%
Sensata Technologies BV, 5.63%, 11/01/24 (b)		220	232,100
Oil, Gas & Consumable Fuels — 8.8%
California Resources Corp., 8.00%, 12/15/22 (b)		2,112	1,805,760
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		235	237,938
Cheniere Corpus Christi Holdings LLC (b):
7.00%, 6/30/24		912	1,021,440
5.88%, 3/31/25		1,901	2,010,307
Chesapeake Energy Corp.:
4.27%, 4/15/19 (c)		1,678	1,665,415
6.88%, 11/15/20		100	99,000
8.00%, 12/15/22 (b)		205	216,788
8.00%, 1/15/25 (b)		932	925,010
CONSOL Energy, Inc.:
5.88%, 4/15/22		6,117	5,964,075
8.00%, 4/01/23		40	41,700
Continental Resources, Inc., 3.80%, 6/01/24		808	748,410
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		65	66,869
6.25%, 4/01/23		90	93,375
CrownRock LP/CrownRock Finance, Inc. (b):
7.13%, 4/15/21		635	660,400
7.75%, 2/15/23		105	113,138

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	13

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
DCP Midstream LLC (b):
4.75%, 9/30/21	USD	745	$769,212
6.45%, 11/03/36		250	256,875
6.75%, 9/15/37		426	451,560
Denbury Resources, Inc.:
9.00%, 5/15/21 (b)		1,288	1,387,820
5.50%, 5/01/22		633	522,225
4.63%, 7/15/23		108	84,240
Eclipse Resources Corp., 8.88%, 7/15/23		140	144,550
Energy Transfer Equity LP:
7.50%, 10/15/20		200	224,750
5.88%, 1/15/24		1,078	1,158,850
5.50%, 6/01/27		494	523,022
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		493	481,907
8.00%, 11/29/24 (b)		625	662,500
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (b)		648	690,120
Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 6/15/24		85	84,788
Gulfport Energy Corp.:
6.63%, 5/01/23		163	165,853
6.00%, 10/15/24 (b)		342	340,290
Halcon Resources Corp., 6.75%, 2/15/25 (b)		2,092	2,071,080
Hilcorp Energy I LP/Hilcorp Finance Co. (b):
5.00%, 12/01/24		281	269,058
5.75%, 10/01/25		73	72,453
MEG Energy Corp. (b):
6.50%, 3/15/21		2,599	2,657,477
6.38%, 1/30/23		54	47,925
7.00%, 3/31/24		694	624,600
6.50%, 1/15/25		2,295	2,243,362
Murphy Oil Corp.:
6.88%, 8/15/24		673	720,446
6.13%, 12/01/42		83	78,020
Newfield Exploration Co., 5.63%, 7/01/24		223	238,610
NGPL PipeCo LLC (b):
7.12%, 12/15/17		1,400	1,450,750
7.77%, 12/15/37		1,532	1,734,990
Noble Holding International, Ltd., 7.75%, 1/15/24		1,684	1,637,690
Oasis Petroleum, Inc.:
6.50%, 11/01/21		1,004	1,021,570
6.88%, 3/15/22		797	810,700
ONEOK, Inc.:
7.50%, 9/01/23		190	225,625
6.00%, 6/15/35		165	173,663
Paramount Resources Ltd., 6.88%, 6/30/23 (b)		2,515	2,660,241
Parker Drilling Co.:
7.50%, 8/01/20		314	306,150
6.75%, 7/15/22		435	402,375
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 1/15/25 (b)		315	319,725
Petroleos Mexicanos, 5.38%, 3/13/22 (b)		102	106,687
Precision Drilling Corp., 7.75%, 12/15/23 (b)		150	162,375
QEP Resources, Inc., 5.25%, 5/01/23		95	93,575
Range Resources Corp. (b):
5.88%, 7/01/22		1,343	1,373,217
5.00%, 8/15/22		10	9,750
5.00%, 3/15/23		555	537,656
Resolute Energy Corp., 8.50%, 5/01/20		639	651,780
Rockies Express Pipeline LLC (b):
6.85%, 7/15/18		99	104,198
6.00%, 1/15/19		26	27,300
5.63%, 4/15/20		660	696,300
6.88%, 4/15/40		564	600,660

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Rowan Cos., Inc.:
4.88%, 6/01/22	USD	95	$90,725
7.38%, 6/15/25		1,015	1,053,062
RSP Permian, Inc.:
6.63%, 10/01/22		356	376,470
5.25%, 1/15/25 (b)		408	418,200
Sanchez Energy Corp.:
7.75%, 6/15/21		672	688,800
6.13%, 1/15/23		2,656	2,549,760
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		381	401,002
SM Energy Co.:
6.50%, 11/15/21		375	383,438
6.13%, 11/15/22		187	188,403
5.00%, 1/15/24		931	872,812
5.63%, 6/01/25		390	369,038
Southwestern Energy Co.:
5.80%, 1/23/20		2,322	2,298,780
6.70%, 1/23/25		80	76,800
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25		230	233,450
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b):
5.13%, 2/01/25		248	257,920
5.38%, 2/01/27		92	95,910
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		120	123,900
Tesoro Corp. (b):
4.75%, 12/15/23		1,202	1,244,070
5.13%, 12/15/26		1,521	1,608,457
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		81	84,544
6.25%, 10/15/22		833	891,310
Weatherford International LLC, 6.80%, 6/15/37		157	147,973
Weatherford International Ltd.:
4.50%, 4/15/22		184	175,950
6.50%, 8/01/36		625	576,562
7.00%, 3/15/38		350	329,875
5.95%, 4/15/42		68	56,950
Whiting Petroleum Corp.:
5.00%, 3/15/19		1,343	1,354,751
6.25%, 4/01/23		120	120,300
Williams Cos., Inc.:
4.55%, 6/24/24		744	755,160
5.75%, 6/24/44		1,453	1,467,530
WPX Energy, Inc.:
7.50%, 8/01/20		115	123,913
6.00%, 1/15/22		1,263	1,289,839
8.25%, 8/01/23		400	448,000

			68,901,849
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,519
Pharmaceuticals — 1.8%
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (b)(e)		132	132,660
Endo Finance LLC/Endo Finco, Inc., 6.00%, 2/01/25 (b)		600	536,250
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	100	114,691
Ephios Holdco II PLC, 8.25%, 7/01/23		100	116,690
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	937	972,137
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (b)		1,161	1,213,245
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		2,123	2,284,879
NBTY, Inc., 7.63%, 5/15/21 (b)		1,701	1,796,681
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (b)		1,876	1,866,620

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18	USD	961	$946,585
7.00%, 10/01/20		1,441	1,340,130
7.50%, 7/15/21		921	846,169
6.75%, 8/15/21		215	191,350
5.63%, 12/01/21		511	430,517
7.25%, 7/15/22		1,010	909,000
6.13%, 4/15/25		812	646,555

			14,344,159
Producer Durables: Miscellaneous — 0.1%
Veritas US, Inc. / Veritas Bermuda Ltd. (b):
7.50%, 2/01/23		369	391,140
10.50%, 2/01/24		200	216,000

			607,140
Real Estate Investment Trusts (REITs) — 0.4%
ATF Netherlands BV, 2.13%, 3/13/23	EUR	100	107,523
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (b)	USD	423	418,347
iStar, Inc.:
4.00%, 11/01/17		535	537,006
5.00%, 7/01/19		375	381,563
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26 (b)		1,279	1,243,827
Starwood Property Trust, Inc., 5.00%, 12/15/21 (b)		638	662,722

			3,350,988
Real Estate Management & Development — 0.4%
Realogy Group LLC/Realogy Co-Issuer Corp. (b):
4.50%, 4/15/19		391	404,685
5.25%, 12/01/21		541	562,640
4.88%, 6/01/23		1,807	1,779,895
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		245	249,288

			2,996,508
Road & Rail — 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
3.80%, 12/01/17 (c)		190	190,000
5.13%, 6/01/22 (b)		1,880	1,844,750
EC Finance PLC, 5.13%, 7/15/21	EUR	115	126,248
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)	USD	1,338	1,374,795
Herc Rentals, Inc. (b):
7.50%, 6/01/22		222	239,760
7.75%, 6/01/24		55	60,500
Hertz Corp.:
5.88%, 10/15/20		520	507,000
7.38%, 1/15/21		358	358,000
6.25%, 10/15/22		223	212,965
5.50%, 10/15/24 (b)		714	644,385
Loxam SAS, 3.50%, 5/03/23	EUR	100	104,590
Penske Automotive Group, Inc., 5.38%, 12/01/24	USD	646	655,690
United Rentals North America, Inc., 5.50%, 7/15/25		2	2,110
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		350	366,625

			6,687,418
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		200	224,000
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		433	436,789
5.50%, 2/01/25		90	92,925
5.63%, 1/15/26 (b)		282	289,755
Microsemi Corp., 9.13%, 4/15/23 (b)		67	77,217

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
NXP BV/NXP Funding LLC (b):
4.13%, 6/15/20	USD	861	$895,595
4.13%, 6/01/21		347	360,221
4.63%, 6/15/22		1,050	1,115,625
4.63%, 6/01/23		202	215,130
Sensata Technologies BV, 5.00%, 10/01/25 (b)		852	864,780
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (b)		200	215,500

			4,787,537
Software — 2.4%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		2,838	2,880,570
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		1,690	1,780,837
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (b)(e)		1,666	1,711,815
Infor US, Inc., 6.50%, 5/15/22		3,047	3,168,880
Informatica LLC, 7.13%, 7/15/23 (b)		840	811,440
JDA Escrow LLC/JDA Bond Finance, Inc., 7.38%, 10/15/24 (b)		145	152,250
Nuance Communications, Inc. (b):
5.38%, 8/15/20		437	445,513
6.00%, 7/01/24		835	863,181
PTC, Inc., 6.00%, 5/15/24		197	210,298
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		2,716	3,096,240
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		1,485	1,570,388
TIBCO Software, Inc., 11.38%, 12/01/21 (b)		2,212	2,405,550

			19,096,962
Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		1,605	1,669,200
JC Penney Corp., Inc.:
8.13%, 10/01/19		59	62,835
7.40%, 4/01/37		341	276,210
L Brands, Inc., 6.88%, 11/01/35		208	199,940
Penske Automotive Group, Inc., 5.75%, 10/01/22		365	378,688
Sonic Automotive, Inc., 5.00%, 5/15/23		146	143,445

			2,730,318
Technology Hardware, Storage & Peripherals — 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b):
4.42%, 6/15/21		365	382,756
7.13%, 6/15/24		1,277	1,410,978
6.02%, 6/15/26		445	489,311
8.35%, 7/15/46		385	502,057
Western Digital Corp.:
7.38%, 4/01/23 (b)		391	429,122
10.50%, 4/01/24		1,315	1,538,550

			4,752,774
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	100	113,091
PVH Corp., 4.50%, 12/15/22	USD	122	123,525

			236,616
Thrifts & Mortgage Finance — 0.0%
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	100	128,118
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24 (b)	USD	320	339,200
Transportation Infrastructure — 0.0%
CMA CGM SA, 7.75%, 1/15/21	EUR	100	103,558
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		100	112,148

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	15

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services — 3.6%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (b)	USD	255	$267,750
8.25%, 10/15/23		2,215	2,400,506
7.13%, 12/15/24 (b)		1,172	1,207,160
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	409,086
Digicel Group Ltd., 7.13%, 4/01/22 (b)		485	392,981
Digicel Ltd., 6.00%, 4/15/21 (b)		2,228	2,059,430
GEO Group, Inc.:
5.88%, 1/15/22		90	93,713
5.13%, 4/01/23		373	373,933
5.88%, 10/15/24		608	626,240
6.00%, 4/15/26		295	307,095
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	109,913
Sprint Capital Corp.:
6.90%, 5/01/19	USD	270	287,636
6.88%, 11/15/28		1,973	2,103,711
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		6,417	7,018,594
7.00%, 8/15/20		540	582,525
Sprint Corp.:
7.88%, 9/15/23		1,079	1,200,387
7.13%, 6/15/24		4,958	5,353,103
7.63%, 2/15/25		430	479,450
T-Mobile USA, Inc.:
6.63%, 4/28/21		390	405,678
6.13%, 1/15/22		81	85,658
6.73%, 4/28/22		1,172	1,218,880
6.00%, 3/01/23		653	690,547
6.84%, 4/28/23		85	90,661
6.50%, 1/15/24		584	627,508

			28,392,145
Total Corporate Bonds — 70.8%			552,450,422

Floating Rate Loan Interests (c)
Aerospace & Defense — 0.8%
BE Aerospace, Inc., 2014 Term Loan B, 3.94%, 12/16/21		1,426	1,431,826
Engility Corp.:
Term Loan B1, 5.03%, 8/12/20		239	240,592
Term Loan B2, 4.53%, 8/12/23		438	442,718
TransDigm, Inc.:
2015 Term Loan E, 3.78%, 5/14/22		692	694,844
2016 Extended Term Loan F, 3.78%, 6/09/23		2,762	2,774,850
Term Loan D, 4.00%, 6/04/21		829	831,709

			6,416,539
Air Freight & Logistics — 1.1%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, 3.50%, 1/13/22		5,050	5,137,365
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		701	610,199
CEVA Intercompany BV, Dutch Term Loan, 6.54%, 3/19/21		720	626,585
CEVA Logistics Canada ULC, Canadian Term Loan, 6.54%, 3/19/21		124	107,892
CEVA Logistics US Holdings, Inc., Term Loan, 6.54%, 3/19/21		949	825,922
XPO Logistics, Inc., Term Loan B2, 4.30%, 11/01/21		1,579	1,591,539

			8,899,502
Airlines — 0.1%
Northwest Airlines, Inc.:
3.08%, 4/30/17		82	82,194
2.46%, 9/10/18		302	297,594

			379,788

Floating Rate Loan Interests (c)		Par (000)	Value
Auto Components — 0.9%
Anchor Glass Container Corp., 2016 1st Lien Term Loan, 4.25%, 12/07/23	USD	365	$369,260
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,149	1,078,839
Gates Global LLC, Term Loan B, 4.25%, 7/06/21		5,157	5,157,379
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.78%, 4/30/19		401	401,333

			7,006,811
Automobiles — 0.1%
CH Hold Corp.:
1st Lien Term Loan, 11.38%, 2/01/24		820	828,101
Delayed Draw Term Loan B, 4.50%, 1/18/24		80	80,897

			908,998
Building Materials — 0.8%
Forterra, Inc., Term Loan B, 4.50%, 10/25/23		525	529,669
USAGM HoldCo LLC:
2015 2nd Lien Term Loan, 9.54%, 7/28/23		895	907,306
2015 Term Loan, 4.79%, 7/28/22		1,655	1,658,046
2016 Incremental Delayed Draw Term Loan, 5.50%, 7/28/22		365	366,737
2016 Incremental Term Loan, 5.50%, 7/28/22		3,001	3,018,904

			6,480,662
Building Products — 1.9%
Continental Building Products LLC, 2017 Term Loan B, 3.03%, 8/18/23		1,427	1,437,901
CPG International, Inc., Term Loan, 4.75%, 9/30/20		3,899	3,921,449
GYP Holdings III Corp., 1st Lien Term Loan, 4.54%, 4/01/21		1,380	1,387,484
Jeld-Wen, Inc., Term Loan B2, 4.75%, 7/01/22		1,659	1,668,922
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,222	1,227,180
Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 4.02%, 11/15/23		2,495	2,523,842
Wilsonart LLC, 2016 Term Loan, 4.50%, 12/19/23		2,646	2,661,644

			14,828,422
Capital Markets — 0.2%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		425	423,327
RPI Finance Trust, Term Loan B5, 3.50%, 10/14/22		1,127	1,139,307

			1,562,634
Chemicals — 1.6%
Atotech BV, 2017 Term Loan B1, 4.00%, 1/31/24		715	722,150
Axalta Coating Systems US Holdings, Inc., Term Loan B1, 3.50%, 2/01/23		2,103	2,128,174
CeramTec Acquisition Corp., Term Loan B2, 4.30%, 8/30/20		72	71,834
Chemours Co., Term Loan B, 3.79%, 5/12/22		148	149,238
MacDermid, Inc.:
2016 Term Loan, 5.00%, 6/07/23		2,186	2,209,403
Term Loan B5, 4.50%, 6/07/20		338	341,771
OXEA Finance LLC, Term Loan B2, 4.25%, 1/15/20		2,374	2,344,050
PQ Corp., 2016 Term Loan, 5.29%, 11/04/22		697	706,283
Royal Holdings, Inc.:
2015 2nd Lien Term Loan, 8.50%, 6/19/23		361	361,831
2017 Term Loan B, 4.25%, 6/30/22		512	515,242
Solenis International LP, 2nd Lien Term Loan, 7.80%, 7/31/22		1,915	1,890,258
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		573	573,460
Versum Materials, Inc., Term Loan, 3.50%, 9/29/23		713	721,685

			12,735,379
Commercial Services & Supplies — 4.0%
Advanced Disposal Services, Inc., Term Loan B3, 3.50%, 11/10/23		1,992	2,011,600

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (c)		Par (000)	Value
Commercial Services & Supplies (continued)
Aramark Services, Inc.:
Term Loan E, 3.28%, 9/07/19	USD	1,778	$1,795,771
Term Loan F, 3.50%, 2/24/21		1,192	1,203,490
Asurion LLC:
2016 Term Loan B2, 4.03%, 7/08/20		470	474,864
Term Loan B4, 4.25%, 8/04/22		2,439	2,467,711
Term Loan B5, 4.75%, 11/03/23		1,416	1,434,666
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.79%, 11/26/20		1,956	1,956,178
Camelot UK Holdco Ltd., Term Loan B, 4.75%, 10/03/23		4,973	5,027,434
Catalent Pharma Solutions, Inc., Term Loan B, 3.75%, 5/20/21		2,436	2,464,374
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, 4.75%, 2/15/24		1,300	1,312,194
Employbridge LLC, Exit Term Loan, 7.50%, 5/16/20		517	480,976
GCA Services Group, Inc., 2016 Term Loan, 5.99%, 3/01/23		1,250	1,262,249
KAR Auction Services, Inc., Term Loan B3, 4.50%, 3/09/23		903	913,905
Livingston International, Inc., 1st Lien Term Loan, 5.50%, 4/18/19		830	818,837
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, 4.25%, 5/02/22		2,188	2,208,064
Spin Holdco, Inc., Term Loan B, 4.28%, 11/14/19		3,076	3,063,724
US Security Associates Holdings, Inc., 2016 Term Loan, 6.00%, 7/14/23		1,671	1,689,609
Waste Industries USA, Inc., 2016 Term Loan, 3.53%, 2/27/20		645	648,389

			31,234,035
Communications Equipment — 0.6%
Applied Systems, Inc.:
1st Lien Term Loan, 4.00%, 1/25/21		569	572,618
2nd Lien Term Loan, 7.50%, 1/24/22		534	538,107
Avaya, Inc.:
DIP Term Loan, 3.28%, 1/24/18		215	221,839
Term Loan B7, 6.28%, 5/29/20		935	746,023
CommScope, Inc., Term Loan B5, 3.28%, 12/29/22		548	553,028
Riverbed Technology, Inc., 2016 Term Loan, 4.25%, 4/24/22		2,295	2,312,820

			4,944,435
Construction & Engineering — 0.5%
CNT Holdings III Corp., 2017 Term Loan, 4.25%, 1/22/23		645	648,757
Safway Group Holding LLC, Term Loan B, 5.75%, 8/19/23		2,279	2,307,779
USIC Holdings, Inc., 2016 1st Lien Term Loan, 4.75%, 12/08/23		835	839,701

			3,796,237
Construction Materials — 0.3%
Filtration Group Corp.:
1st Lien Term Loan, 4.30%, 11/21/20		1,575	1,587,678
Delayed Draw Term Loan, 3.77%, 11/21/20		1,081	1,084,801

			2,672,479
Containers & Packaging — 0.9%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.01%, 12/17/21		424	424,567
Berry Plastics Group, Inc., Term Loan I, 3.28%, 10/03/22		3,990	4,017,088
BWAY Holding Co., 2016 Term Loan B, 4.75%, 8/14/23		1,025	1,024,865
Flex Acquisition Company, Inc., 1st Lien Term Loan, 4.25%, 12/29/23		1,150	1,157,762

			6,624,282

Floating Rate Loan Interests (c)		Par (000)	Value
Distributors — 0.3%
American Builders & Contractors Supply Co., Inc., Term Loan B, 3.53%, 10/31/23	USD	2,322	$2,341,162
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		295	293,400

			2,634,562
Diversified Consumer Services — 1.2%
Bright Horizons Family Solutions, Inc., 2016 Term Loan B, 3.52%, 11/07/23		2,993	3,023,782
Serta Simmons Holdings LLC, 2nd Lien Term Loan, 9.04%, 11/08/24		885	901,594
ServiceMaster Co., 2016 Term Loan B, 3.28%, 11/08/23		4,880	4,928,800
Weight Watchers International, Inc., Term Loan B2, 4.25%, 4/02/20		809	709,557

			9,563,733
Diversified Financial Services — 0.3%
AlixPartners LLP, 2016 Term Loan B, 4.00%, 7/28/22		1,686	1,701,184
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		262	263,890

			1,965,074
Diversified Telecommunication Services — 3.7%
Consolidated Communications, Inc., Term Loan B2, 6.54%, 10/05/23		680	683,883
Hawaiian Telcom Communications, Inc., Term Loan B, 5.29%, 6/06/19		806	805,770
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.29%, 8/14/20		1,743	1,743,714
2nd Lien Term Loan, 9.75%, 2/12/21		1,063	1,062,451
Level 3 Financing Inc., 2017 Term Loan B, 4.25%, 2/14/24		8,075	8,112,468
Sprint Communications, Inc., 1st Lien Term Loan B, 3.31%, 2/02/24		3,035	3,039,340
Telenet International Finance Sarl, Term Loan AF, 3.77%, 1/31/25		2,780	2,804,325
Telesat Canada, 2017 Term Loan B, 3.85%, 11/17/23		1,347	1,360,091
Virgin Media Investment Holdings Ltd., Term Loan I, 3.52%, 1/31/25		3,470	3,483,499
Zayo Group LLC, 2017 Term Loan B2, 3.50%, 1/19/24		5,765	5,818,960

			28,914,501
Electric Utilities — 1.2%
Energy Future Intermediate Holding Co. LLC, 2016 DIP Term Loan, 4.30%, 6/30/17		6,104	6,119,720
Lightstone Generation LLC:
Term Loan B, 6.54%, 11/22/23		647	656,521
Term Loan C, 6.54%, 11/22/23		62	62,526
TEX Operations Co. LLC:
Exit Term Loan B, 3.53%, 8/04/23		1,491	1,498,194
Exit Term Loan C, 3.53%, 8/04/23		340	341,807
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Escrow, 5.03%, 11/10/17		2,375	—
Vistra Operations Co. LLC, 2016 Term Loan B2, 4.02%, 12/14/23		710	714,104

			9,392,872
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Term Loan, 3.09%, 7/13/20		911	890,490
Food & Staples Retailing — 2.3%
Albertsons LLC:
2016 Term Loan B4, 3.78%, 8/22/21		3,810	3,855,593
2016 Term Loan B5, 4.25%, 12/22/22		543	550,685

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	17

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (c)		Par (000)	Value
Food & Staples Retailing (continued)
BJ’s Wholesale Club, Inc.:
2017 1st Lien Term Loan, 4.75%, 2/03/24	USD	2,635	$2,613,604
2017 2nd Lien Term Loan, 8.50%, 2/03/25		1,115	1,113,372
Hostess Brands LLC, 2016 1st Lien Term Loan, 4.00%, 8/03/22		2,818	2,850,707
Rite Aid Corp.:
5.75%, 8/21/20		695	696,737
4.88%, 6/21/21		1,475	1,479,912
US Foods, Inc., 2016 Term Loan B, 3.53%, 6/27/23		4,801	4,859,686

			18,020,296
Food Products — 1.7%
Blue Ribbon LLC, Term Loan, 5.00%, 11/13/21		1,100	1,087,533
Chobani LLC, 1st Lien Term Loan, 5.25%, 10/07/23		1,085	1,097,890
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,572	1,576,482
JBS USA LLC, 2017 Term Loan B, 3.28%, 10/30/22		1,970	1,980,677
Pinnacle Foods Finance LLC, 2017 Term Loan B, 4.25%, 2/02/24		2,570	2,581,771
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,796	1,769,201
2nd Lien Term Loan, 10.75%, 11/01/19		724	632,595
Reynolds Group Holdings Inc., 2017 Term Loan, 3.78%, 2/05/23		2,206	2,222,156

			12,948,305
Health Care Equipment & Supplies — 1.9%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,562	1,564,379
Capsugel Holdings US, Inc., Term Loan B, 4.00%, 7/31/21		2,167	2,170,689
Cotiviti Corp., Term Loan B, 3.75%, 9/28/23		2,300	2,315,961
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,655	2,604,802
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,529	1,509,100
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		2,680	2,678,521
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,254	2,232,177

			15,075,629
Health Care Providers & Services — 4.4%
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		624	624,737
CHG Healthcare Services, Inc., 2016 Term Loan B, 4.75%, 6/07/23		2,159	2,185,671
Community Health Systems, Inc.:
Term Loan F, 4.19%, 12/31/18		1,177	1,173,629
Term Loan G, 3.75%, 12/31/19		1,486	1,472,616
Term Loan H, 4.00%, 1/27/21		1,237	1,215,126
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, 6.50%, 2/07/22		585	586,817
DaVita HealthCare Partners, Inc., Term Loan B, 3.53%, 6/24/21		6,835	6,918,476
Envision Healthcare Corp., 2016 Term Loan B, 4.00%, 12/01/23		5,195	5,257,755
inVentiv Health, Inc., 2016 Term Loan B, 4.80%, 11/09/23		2,825	2,841,736
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		2,187	2,219,975
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		671	670,739
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, 10/20/22		1,327	1,343,250
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.25%, 5/15/22		1,534	1,533,514
Surgery Center Holdings, Inc., 1st Lien Term Loan, 4.75%, 11/03/20		1,345	1,352,656
Surgical Care Affiliates, Inc., Incremental Term Loan B, 3.75%, 3/17/22		987	987,911

Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Providers & Services (continued)
Team Health, Inc., 1st Lien Term Loan, 3.75%, 2/06/24	USD	2,095	$2,088,464
U.S. Renal Care, Inc., 2015 Term Loan B, 5.25%, 12/31/22		879	808,450
Vizient, Inc., 2016 Term Loan B, 5.00%, 2/13/23		1,333	1,350,479

			34,632,001
Health Care Technology — 1.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, 3.03%, 2/08/24		5,345	5,367,289
IMS Health, Inc., 2016 Term Loan B, 3.50%, 3/17/21		2,543	2,553,412
Press Ganey Holdings, Inc., 1st Lien Term Loan, 4.25%, 10/21/23		945	946,181

			8,866,882
Hotels, Restaurants & Leisure — 4.2%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		2,317	2,318,680
2nd Lien Term Loan, 8.00%, 8/01/22		2,200	2,205,931
Boyd Gaming Corp.:
Term Loan B, 4.00%, 8/14/20		812	814,803
Term Loan B2, 3.71%, 9/15/23		602	608,320
Bronco Midstream Funding LLC, Term Loan B, 5.06%, 8/15/20		1,601	1,608,753
Burger King Capital Holdings LLC., 2017 Term Loan B, 3.25%, 2/14/24		4,166	4,162,970
Caesars Entertainment Operating Co., Term Loan B7 (Non RSA), 3.71%, 3/01/22		1,685	2,023,399
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		8,324	8,393,636
CCM Merger, Inc., Term Loan B, 4.03%, 8/08/21		968	975,009
ESH Hospitality, Inc., 2016 Term Loan B, 3.78%, 8/30/23		1,865	1,877,916
Four Seasons Holdings, Inc., 1st Lien Term Loan, 4.00%, 11/30/23		215	217,918
Hilton Worldwide Finance LLC:
Term Loan B1, 3.50%, 10/26/20		101	101,638
Term Loan B2, 3.28%, 10/25/23		756	759,218
La Quinta Intermediate Holdings LLC, Term Loan B, 3.77%, 4/14/21		454	456,527
Las Vegas Sands LLC, 2016 Term Loan B, 3.04%, 12/19/20		1,597	1,607,452
Sabre GLBL, Inc., Term Loan B, 3.53%, 2/08/24		1,233	1,242,034
Scientific Games International, Inc., 2017 Term Loan B3, 4.77%, 10/01/21		1,527	1,550,050
Station Casinos LLC, 2016 Term Loan B, 3.28%, 6/08/23		1,139	1,144,333
Yum! Brands, Inc., 1st Lien Term Loan B, 3.53%, 6/16/23		905	916,958

			32,985,545
Household Products — 0.7%
Serta Simmons Bedding LLC, 1st Lien Term Loan, 4.54%, 11/08/23		3,420	3,434,330
Spectrum Brands, Inc., 2016 Term Loan, 3.51%, 6/23/22		1,767	1,789,152

			5,223,482
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Construction Finance Co., LP, Term Loan B1, 3.03%, 5/03/20		793	792,252
Calpine Corp.:
Term Loan B5, 3.75%, 1/15/24		465	466,973
Term Loan B6, 3.75%, 1/15/23		1,168	1,173,492
Dynegy, Inc., 2017 Term Loan C, 4.25%, 6/27/23		2,539	2,563,861
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		1,674	1,689,481
Term Loan C, 5.00%, 12/19/21		75	75,854

			6,761,913

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (c)		Par (000)	Value
Industrial Conglomerates — 0.4%
Cortes NP Acquisition Corp., Term Loan B, 6.04%, 11/30/23	USD	2,840	$2,860,227
Sequa Corp., Term Loan B, 5.25%, 6/19/17		373	359,404

			3,219,631
Insurance — 1.0%
Alliant Holdings I, Inc., 2015 Term Loan B, 4.50%, 8/12/22		1,194	1,204,256
AmWINS Group, Inc., 2017 Term Loan B, 3.75%, 1/25/24		920	924,600
AssuredPartners, Inc., 2016 Term Loan B, 5.25%, 10/21/22		1,144	1,155,449
Hub International Ltd., Term Loan B, 4.03%, 10/02/20		1,072	1,079,624
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,624	1,627,729
2nd Lien Term Loan, 6.75%, 2/28/22		1,650	1,654,818

			7,646,476
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 3.78%, 8/19/23		2,021	2,022,410
Internet Software & Services — 0.7%
Go Daddy Operating Co. LLC:
Delayed Draw Term Loan, 2.50%, 2/15/24		1,503	1,505,838
2017 Term Loan B, 4.50%, 2/02/24		1,131	1,133,341
Rackspace Hosting, Inc., 1st Lien Term Loan, 4.53%, 11/03/23		2,305	2,329,502
W3 Co., 2nd Lien Term Loan, 9.25%, 9/11/20		289	79,068

			5,047,749
IT Services — 2.1%
Cision US, Inc., Term Loan B, 7.00%, 6/16/23		1,139	1,145,917
First Data Corp., 2016 Term Loan, 3.78%, 3/24/21		9,199	9,278,079
TKC Holdings, Inc., 2017 Term Loan, 4.75%, 2/01/23		1,400	1,410,500
Vantiv LLC, 2014 Term Loan B, 3.27%, 10/14/23		798	805,764
VF Holding Corp., Reprice Term Loan, 4.25%, 6/30/23		1,157	1,166,507
WEX, Inc., Term Loan B, 4.28%, 7/01/23		2,463	2,499,564

			16,306,331
Machinery — 1.0%
Faenza Acquisition GmbH:
Term Loan B1, 4.30%, 8/30/20		614	615,612
Term Loan B3, 4.30%, 8/30/20		187	187,914
Gardner Denver, Inc., Term Loan, 4.57%, 7/30/20		1,182	1,178,717
Milacron LLC, Amended Term Loan B, 3.78%, 6/20/23		555	557,431
Mueller Water Products, Inc., 2017 Term Loan B, 3.28%, 11/26/21		559	563,840
Navistar International Corp., 2017 Term Loan B, 5.00%, 8/07/20		761	765,431
Rexnord LLC, 2016 Term Loan B, 3.75%, 8/21/23		1,323	1,330,523
Signode Industrial Group US, Inc., Term Loan B, 4.00%, 5/01/21		890	892,965
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,057	1,960,742

			8,053,175
Media — 5.8%
Altice US Finance I Corp., 2016 Term Loan B, 3.78%, 1/15/25		3,264	3,298,390
AMC Entertainment, Inc., Term Loan B, 3.53%, 12/15/23		665	671,983
CBS Radio, Inc., Term Loan B, 4.50%, 10/17/23		1,318	1,329,266

Floating Rate Loan Interests (c)		Par (000)	Value
Media (continued)
Charter Communications Operating LLC, 2016 Term Loan I Add, 3.03%, 1/15/24	USD	4,575	$4,603,198
CSC Holdings LLC, 2016 Term Loan, 3.77%, 10/11/24		3,042	3,071,521
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		1,718	1,594,621
iHeartCommunications, Inc., Term Loan D, 7.53%, 1/30/19		3,967	3,442,500
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		5,281	5,244,544
Live Nation Entertainment, Inc., Term Loan B2, 3.31%, 10/31/23		605	611,792
Mission Broadcasting, Inc., 2016 Term Loan B2, 3.77%, 1/17/24		304	308,359
Nexstar Broadcasting, Inc., 2017 Term Loan B, 3.77%, 1/17/24		3,198	3,247,072
Numericable U.S. LLC:
Term Loan B10, 4.29%, 1/14/25		2,170	2,184,923
Term Loan B7, 5.29%, 1/15/24		3,109	3,135,682
SBA Senior Finance II LLC, Term Loan B1, 3.04%, 3/24/21		1,926	1,933,655
Trader Corp., Term Loan, 5.00%, 9/28/23		1,075	1,078,139
Tribune Media Co., Term Loan C, 3.78%, 1/27/24		2,554	2,575,719
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		4,244	4,259,375
Ziggo Secured Finance Partnership, Term Loan E, 3.53%, 4/23/25		2,925	2,933,365

			45,524,104
Metals & Mining — 0.1%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		530	51,235
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, 6.50%, 9/30/23		514	517,350

			568,585
Multiline Retail — 0.1%
Hudson’s Bay Co., 2015 Term Loan B, 4.25%, 9/30/22		882	866,312
Oil, Gas & Consumable Fuels — 2.5%
California Resources Corp.:
Second Out Term Loan, 11.38%, 12/31/21		1,845	2,078,706
Term Loan A, 3.78%, 10/01/19		1,582	1,521,111
Chesapeake Energy Corp., Term Loan, 8.55%, 8/23/21		1,947	2,102,369
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		824	837,457
Drillships Financing Holding, Inc., Term Loan B1, 6.06%, 3/31/21		1,400	1,144,927
Energy Transfer Equity LP, 2017 Term Loan B, 3.53%, 2/02/24		1,885	1,889,826
MEG Energy Corp., 2017 Term Loan B, 4.75%, 12/31/23		3,415	3,433,542
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		501	490,003
Peabody Energy Corp., Exit Term Loan, 4.25%, 1/30/22		815	820,770
PowerTeam Services LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		200	199,000
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,186	1,162,340
Seventy Seven Operating LLC, Term Loan B, 3.78%, 6/25/20		186	184,403
Ultra Resources, Inc., Revolver, 3.53%, 4/06/17 (a)(f)		1,674	1,709,573
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		1,875	1,894,135

			19,468,162

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	19

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (c)		Par (000)	Value
Personal Products — 0.5%
Prestige Brands, Inc., Term Loan B4, 3.53%, 1/26/24	USD	2,047	$2,071,543
Revlon Consumer Products Corp., 2016 Term Loan B, 4.28%, 9/07/23		1,940	1,950,575

			4,022,118
Pharmaceuticals — 3.3%
Akorn, Inc., Term Loan B, 5.25%, 4/16/21		1,349	1,367,965
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		4,625	4,644,571
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.81%, 9/26/22		2,209	2,217,850
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 2.97%, 1/31/25		5,985	6,004,631
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		4,121	4,142,004
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 5.28%, 12/11/19		999	1,003,311
Series D2 Term Loan B, 5.03%, 2/13/19		1,467	1,473,226
Series E Term Loan B, 5.27%, 8/05/20		1,439	1,446,815
Series F1 Term Loan B, 5.53%, 4/01/22		3,279	3,299,876

			25,600,249
Professional Services — 1.4%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 4.25%, 7/23/21		748	744,689
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,421	3,425,178
Information Resources, Inc., 1st Lien Term Loan, 5.25%, 1/18/24		775	784,207
TransUnion LLC, Term Loan B2, 3.28%, 4/09/23		5,548	5,605,378

			10,559,452
Real Estate Investment Trusts (REITs) — 0.5%
Communications Sales & Leasing, Inc., 2017 Term Loan B, 4.00%, 10/24/22		463	465,048
MGM Growth Properties LLC, 2016 Term Loan B, 3.28%, 4/25/23		3,187	3,211,760

			3,676,808
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, Term Loan B, 3.53%, 10/16/20		1,158	1,171,932
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.29%, 11/04/21		2,064	2,074,821
Realogy Corp., 2017 Term Loan B, 3.03%, 7/20/22		2,626	2,645,744

			5,892,497
Road & Rail — 0.1%
SIRVA Worldwide, Inc., 2016 Term Loan, 7.50%, 11/14/22		1,125	1,099,687
Semiconductors & Semiconductor Equipment — 0.2%
Cavium, Inc., Term Loan B, 3.78%, 8/16/22		525	529,299
Microsemi Corp., 2015 Term Loan B, 3.03%, 1/15/23		411	413,863
ON Semiconductor Corp., Incremental Term Loan, 4.03%, 3/31/23		643	648,901

			1,592,063
Software — 4.5%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		2,349	2,360,460
DTI Holdco, Inc., 2016 Term Loan B, 6.09%, 9/21/23		1,197	1,193,505
Hyland Software, Inc., 2017 Term Loan, 3.75%, 7/01/22		275	278,223
Infor (US), Inc., Term Loan B6, 3.75%, 2/01/22		2,874	2,875,934

Floating Rate Loan Interests (c)		Par (000)	Value
Software (continued)
Informatica Corp., Term Loan, 4.50%, 8/05/22	USD	3,694	$3,670,788
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		706	683,736
Kronos, Inc.:
1st Lien Term Loan, 5.00%, 11/01/23		2,615	2,644,680
2nd Lien Term Loan, 9.28%, 11/01/24		1,175	1,214,022
LANDesk Group, Inc., 2017 Term Loan B, 5.25%, 1/20/24		335	336,615
Mitchell International, Inc.:
1st Lien Term Loan, 4.54%, 10/13/20		1,983	1,994,219
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,247,662
Optiv Security, Inc., 1st Lien Term Loan, 4.25%, 2/01/24		2,590	2,605,384
RP Crown Parent LLC, 2016 Term Loan B, 4.50%, 10/12/23		2,004	2,020,621
SolarWinds, Inc., 2017 Term Loan, 4.50%, 2/05/23		2,488	2,490,933
Solera LLC, Term Loan B, 5.75%, 3/03/23		1,327	1,334,544
Sophia LP, 2017 Term Loan B, 4.25%, 9/30/22		1,765	1,771,121
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.03%, 7/08/22		2,482	2,494,007
2015 Term Loan B2, 4.03%, 7/08/22		238	239,342
Synchronoss Technologies, Inc., Term Loan, 4.25%, 1/19/24		1,560	1,563,900
Tibco Software Inc., 2017 Term Loan B, 5.50%, 12/04/20		1,919	1,942,795

			34,962,491
Specialty Retail — 1.3%
Academy Ltd., 2015 Term Loan B, 5.04%, 7/01/22		1,040	820,360
Bass Pro Group LLC:
2015 Term Loan, 4.02%, 6/05/20		348	333,214
Asset Sale Term Loan, 5.72%, 6/09/18		655	655,000
Term Loan B, 5.97%, 12/16/23		750	719,482
Coinstar LLC, 1st Lien Term Loan, 5.25%, 9/27/23		711	716,717
Leslie’s Poolmart, Inc., 2016 Term Loan, 4.75%, 8/16/23		833	835,536
Michaels Stores, Inc., 2016 Term Loan B1, 3.75%, 1/30/23		3,267	3,258,052
Party City Holdings, Inc., 2016 Term Loan, 3.79%, 8/19/22		2,284	2,266,136
Things Remembered, Inc., 2016 Term Loan, 3.86%, 2/29/20		1,267	316,823

			9,921,320
Technology Hardware, Storage & Peripherals — 0.4%
Dell, Inc., 2016 Term Loan B, 4.04%, 9/07/23		3,057	3,075,987
Oberthur Technologies SA, 2016 Term Loan B1, 4.70%, 12/15/23		164	165,618

			3,241,605
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials LLC, Term Loan B, 6.50%, 8/12/22		2,494	2,511,145
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		1,486	1,495,495
Trading Companies & Distributors — 0.5%
Beacon Roofing Supply, Inc., Term Loan B, 3.71%, 10/01/22		583	585,538
HD Supply, Inc.:
Incremental Term Loan B1, 3.75%, 8/13/21		1,486	1,495,877
Incremental Term Loan B2, 3.75%, 10/17/23		1,910	1,924,539
Nexeo Solutions LLC, 2016 Term Loan, 5.29%, 6/09/23		244	245,055

			4,251,009

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (c)		Par (000)	Value
Wireless Telecommunication Services — 1.7%
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20 (e)	USD	8,914	$8,718,248
LTS Buyer LLC, 1st Lien Term Loan, 4.25%, 4/13/20		3,826	3,854,115
Radiate Holdco LLC, 1st Lien Term Loan, 3.78%, 2/01/24		945	951,955

			13,524,318
Total Floating Rate Loan Interests — 67.5%			527,438,680

Investment Companies — 1.8%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (j)		157,001	13,861,618

Other Interests (k)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A		1,154	12

Preferred Securities

Capital Trusts (l)		Par (000)
Banco Popular Espanol SA, 8.25% (c)		200	183,541
Banco Santander SA, 6.25% (c)		200	208,967
Bank of America Corp., Series X, 6.25% (c)		1,100	1,177,110
Barclays PLC (c):
7.25%		200	248,165
7.88%		200	209,810
Citigroup, Inc., Series N, 5.80% (c)		1,100	1,141,250
Cooperatieve Rabobank UA, 6.63% (c)		200	228,724
Credit Agricole SA, 6.50% (c)		100	109,958
DCP Midstream LLC, 5.85% (b)(c)		115	107,525
Enel SpA (c):
6.50%		100	114,415
7.75%		100	137,421
Gas Natural Fenosa Finance BV, 3.38% (c)		100	102,614
Goldman Sachs Group, Inc., Series L, 5.70% (c)		750	772,500
HBOS Capital Funding LP, 6.85%		100	101,750
Intesa Sanpaolo SpA, 7.00% (c)		400	424,819
JPMorgan Chase & Co., Series V, 5.00% (c)		780	784,688
Lanxess AG, 4.50% (c)		50	56,943
Repsol International Finance BV, 4.50% (c)		100	107,298
Royal Bank of Scotland Group PLC, 8.63% (c)		246	259,899
Societe Generale SA, 7.38% (b)(c)		200	202,500
Solvay Finance SA, 5.12% (c)		100	116,177

Capital Trusts (l)	Par (000)	Value
Telefonica Europe BV (c):
3.75%	100	$107,132
4.20%	200	222,209
5.00%	100	112,577
TOTAL SA, 3.88% (c)	100	112,794
UBS Group AG, 5.75% (c)	200	231,479
Total Capital Trusts — 1.0%		7,582,265

Preferred Stock — 0.0%	Shares
Capital Markets — 0.0%
Goldman Sachs Group, Inc., Series J, 5.50% (c)(l)	13,550	361,107
Trust Preferred — 0.2%
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	59,219	1,518,623
Total Preferred Securities — 1.2%		9,461,995

Rights — 0.0%
Electric Utilities — 0.0%
Tex Energy LLC	39,599	53,459
Oil, Gas & Consumable Fuels — 0.0%
Southcross Holdings LP	94	28,204
Total Rights — 0.0%		81,663

Warrants
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $21.14)	3,049	793
Transportation Infrastructure — 0.0%
Jack Cooper Enterprises, Inc., Class B (Issued/exercisable 4/26/17, 1 Share for 1 Warrant, Expires 4/26/27, Strike Price $0.01)	4,494	28,851
Turbo Cayman Ltd. (Expires 3/15/18, Strike Price $0.01)	1	—

		28,851
Total Warrants — 0.0%		29,644
Total Long-Term Investments (Cost — $1,137,396,419) — 145.0%		1,132,532,731
Options Purchased (Cost — $5,867) — 0.0%		—
Total Investments (Cost — $1,137,402,286) — 145.0%		1,132,532,731
Liabilities in Excess of Other Assets — (45.0)%		(351,723,434)

Net Assets — 100.0%		$780,809,297

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	When-issued security.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Zero-coupon bond.

(h)	Convertible security.

(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	21

Consolidated Schedule of Investments (continued)

(j)	During the year ended February 28, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 29, 2016	Shares Purchased	Shares Sold	Shares Held at February 28, 2017	Value at February 28, 2017	Income	Net Realized Gain (Loss)[2]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	—	$3,358	$7	—
BlackRock Liquidity Funds, TempFund, Institutional Class	5,011,655	—	(5,011,655)[1]	—	—	2,378	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	267,180	126,941	(237,120)	157,001	$13,861,618	1,202,554	(966,809)	$3,291,775
Total					$13,861,618	$1,208,290	$(966,802)	$3,291,775

[1] Represents net shares sold.
[2] Includes net capital gain distributions.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Perpetual security with no stated maturity date.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(1)	5-Year U.S. Treasury Note	June 2017	$117,703	$163
(4)	Euro BOBL	June 2017	$562,160	(4)
(2)	Euro Bund Future	June 2017	$344,962	(150)
Total				$9

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	500,000	USD	527,074	Morgan Stanley & Co. International PLC	3/06/17	$2,700
USD	12,832,960	EUR	11,922,000	Morgan Stanley & Co. International PLC	3/06/17	201,029
USD	25,354	EUR	24,000	Northern Trust Co.	3/06/17	(75)
USD	2,296,324	GBP	1,838,000	Barclays Bank PLC	3/06/17	15,504
USD	12,230,035	EUR	11,520,000	Bank of America N.A.	4/05/17	6,349
USD	2,274,281	GBP	1,829,000	Barclays Bank PLC	4/05/17	2,767
Total						$228,274

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD 942.86	6	—

Centrally Cleared Credit Default Swaps — Sell Protection

Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	12/20/21	CCC	USD	620	$(7,054)
Markit CDX North America High Yield Index, Series 27, Version 2	5.00%	12/20/21	B+	USD	21,174	352,240
Total						$345,186

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Schedule of Investments (continued)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
UniCredit SPA	1.00%	Barclays Bank PLC	12/20/21	BBB-	EUR	20	$(700)	$(1,124)	$424
UniCredit SPA	1.00%	BNP Paribas S.A.	12/20/21	BBB-	EUR	10	(363)	(457)	94
OTE PLC	5.00%	Goldman Sachs International	12/20/21	B+	EUR	30	2,253	1,733	520
Total							$1,190	$152	$1,038

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$163	—	$163
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$228,349	—	—	228,349
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$352,240	—	—	—	—	352,240
Swaps — OTC	Unrealized appreciation on OTC derivatives; Swap premiums paid	—	2,771	—	—	—	—	2,771

Total		—	$355,011	—	$228,349	$163	—	$583,523

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$154	—	$154
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$75	—	—	75
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$7,054	—	—	—	—	7,054
Swaps — OTC	Unrealized depreciation on OTC derivatives; Swap premiums received	—	1,581	—	—	—	—	1,581

Total		—	$8,635	—	$75	$154	—	$8,864

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended February 28, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(88,217)	—	$(88,217)
Forward foreign currency exchange contracts	—	—	—	$(233,773)	—	—	(233,773)
Swaps	—	$2,143,499	—	—	—	—	2,143,499

Total	—	$2,143,499	—	$(233,773)	$(88,217)	—	$1,821,509

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$39,062	—	$39,062
Forward foreign currency exchange contracts	—	—	—	$87,990	—	—	87,990
Swaps	—	$477,331	—	—	—	—	477,331

Total	—	$477,331	—	$87,990	$39,062	—	$604,383

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	23

Consolidated Schedule of Investments (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$980,050
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$31,161,799
Average amounts sold — in USD	$641,617
Credit default swaps:
Average notional value — buy protection	$153,225
Average notional value — sell protection	$21,398,821

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$276	$—
Forward foreign currency exchange contracts	228,349	75
Swaps — Centrally cleared	5,446	—
Swaps — OTC[1]	2,771	1,581

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$236,842	$1,656

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,722)	—

Total derivative assets and liabilities subject to an MNA	$231,120	$1,656

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Bank of America N.A.	$6,349	—	—	—	$6,349
Barclays Bank PLC	18,695	$(1,124)	—	—	17,571
BNP Paribas S.A.	94	(94)	—	—	—
Goldman Sachs International	2,253	—	—	—	2,253
Morgan Stanley & Co. International PLC	203,729	—	—	—	203,729

Total	$231,120	$(1,218)	—	—	$229,902

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$1,124	$(1,124)	—	—	—
BNP Paribas S.A.	457	(94)	—	—	$363
Northern Trust Co.	75	—	—	—	75

Total	$1,656	$(1,218)	—	—	$438

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[4] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Schedule of Investments (continued)

Fair Value Heirarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$24,213,954	$1,800,000	$26,013,954
Common Stocks	$657,246	17,768	2,519,729	3,194,743
Corporate Bonds	—	541,858,818	10,591,604	552,450,422
Floating Rate Loan Interests	—	511,464,406	15,974,274	527,438,680
Investment Companies	13,861,618	—	—	13,861,618
Other Interests	—	—	12	12
Preferred Securities	1,879,730	7,582,265	—	9,461,995
Rights	—	—	81,663	81,663
Warrants	—	—	29,644	29,644
Unfunded Floating Rate Loan Interests[1]	—	3,824	—	3,824

Total	$16,398,594	$1,085,141,035	$30,996,926	$1,132,536,555

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Foreign currency exchange contracts	—	$228,349	—	$228,349
Credit contracts	—	353,278	—	353,278
Interest rate contracts	$163	—	—	163
Liabilities:
Foreign currency exchange contracts	—	(75)	—	(75)
Credit contracts	—	(7,054)	—	(7,054)
Interest rate contracts	(154)	—	—	(154)

Total	$9	$574,498	—	$574,507

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

[2]    Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $318,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended February 28, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	25

Consolidated Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening balance, as of February 29, 2016	$426,470	$5,724,520	$8,918,270	$26,851,447	$3,123,012	—	$10,056	$45,053,775
Transfers into Level 3[1]	1,500	—	—	3,358,161	—	—	—	3,359,661
Transfers out of Level 3[2]	—	(4,949,220)	(1,304,448)	(14,277,845)	—	—	—	(20,531,513)
Accrued discounts/premiums	—	4,909	2,508	93,133	—	—	—	100,550
Net realized gain (loss)	—	29,641	(799,480)	(1,390,111)	2,973,564	—	—	813,614
Net change in unrealized appreciation (depreciation)[3,4]	2,091,759	148,525	3,292,345	1,634,714	(1,350,779)	$72,317	19,588	5,908,469
Purchases	—	1,786,000	482,920	10,180,188	—	9,346	—	12,458,454
Sales	—	(944,375)	(511)	(10,475,413)	(4,745,785)	—	—	(16,166,084)

Closing Balance, as of February 28, 2017	$2,519,729	$1,800,000	$10,591,604	$15,974,274	$12	$81,663	$29,644	$30,996,926

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2017[4]	$2,091,759	$14,000	$2,494,864	$344,295	—	$72,317	$19,588	$5,036,823

[1]    As of February 29, 2016, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2017, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of February 29, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $17,188,203.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$2,519,717	Market	EBITDA Multiple[1]	7.0x
			Marketability Discount[2]	20.00%
			Time to Exit[1]	1 — 2 years
			Volatility[1]	28.7%
			Last 12 Months EBITDA Multiple[1]	4.63x — 6.63x
			Current Fiscal Year EBITDA Multiple[1]	5.38x — 7.88x
Corporate Bonds	10,591,604	Income	Discount Rate[2]	10.4%
		Market	EBITDA Multiple[1]	7.0x
			Marketability Discount[2]	20.00%
			Time to Exit[1]	1 — 2 years
			Volatility[1]	28.7%
Floating Rate Loan Interests	696,611	Income	Discount Rate[2]	4.44% — 4.55%
		Market	Last 12 Months Revenue Multiple[1]	0.075x
Warrants[3]	793	Market	Volatility[1]	25.00%

Total	$13,808,725
[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]    For the year ended February 28, 2017, the valuation technique changed for certain warrants amounting to $793 from an adjusted dealer mark to the Black-Scholes model. The change was due to changes in available market inputs.

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Statement of Assets and Liabilities

February 28, 2017

Assets
Investments at value — unaffiliated (cost — $1,124,015,991)	$1,118,671,113
Investments at value — affiliated (cost — $13,386,295)	13,861,618
Cash	5,109,851
Cash pledged:
Centrally cleared swaps	1,631,000
Futures contracts	12,000
Foreign currency at value (cost — $114,922)	114,889
Receivables:
Interest — unaffiliated	10,823,798
Investments sold	5,576,338
Variation margin on centrally cleared swaps	5,446
Dividends — affiliated	1,239
Variation margin on futures contracts	276
Swap premiums paid	1,733
Unrealized appreciation on:
Forward foreign currency exchange contracts	228,349
Unfunded floating rate loan interests	3,824
OTC derivatives	1,038
Prepaid expenses	44,441
Other assets	57,400

Total assets	1,156,144,353

Liabilities
Bank overdraft	2,674,126
Payables:
Bank borrowings	318,000,000
Investments purchased	51,980,477
Capital shares redeemed	757,163
Investment advisory fees	455,492
Interest expense	382,315
Officer’s and Directors’ fees	292,082
Income dividends	97,770
Other accrued expenses	693,975
Swap premiums received	1,581
Unrealized depreciation on forward foreign currency exchange contracts	75
Contingencies[1]	—

Total liabilities	375,335,056

Net Assets	$780,809,297

Net Assets Consist of
Paid-in capital	$1,017,870,769
Undistributed net investment income	3,238,048
Accumulated net realized loss	(236,050,035)
Net unrealized appreciation (depreciation)	(4,249,485)

Net Assets	$780,809,297

Net asset value, based on net assets of $780,809,297 and 61,499,287 shares outstanding, 400 million shares authorized, $0.10 par value	$12.70 [2]

[1] See Note 12 of the Notes to Consolidated Financial Statements for details of contingencies.

[2]    Shares outstanding and net asset value per share reflect a one for three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016. See Note 11 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	27

Consolidated Statement of Operations

Year Ended February 28, 2017

Investment Income
Interest — unaffiliated	$54,614,904
Dividends — affiliated	1,208,290
Dividends — unaffiliated	120,367

Total investment income	55,943,561

Expenses
Investment advisory	5,444,481
Professional	560,797
Transfer agent	138,705
Officer and Directors	122,493
Accounting services	85,352
Registration	79,014
Custodian	61,465
Printing	31,749
Miscellaneous	155,169

Total expenses excluding interest expense and income tax	6,679,225
Interest expense	3,090,441
Income tax	535,669

Total expenses	10,305,335
Less:
Fees waived by the Manager	(63,355)
Fees paid indirectly	(1,470)

Total expenses after fees waived and paid indirectly	10,240,510

Net investment income	45,703,051

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,743,476
Investments — affiliated	(966,809)
Futures contracts	(88,217)
Forward foreign currency exchange contracts	(233,773)
Foreign currency transactions	955,077
Capital gain distributions from investment companies—affiliated	7
Swaps	2,143,499

3,553,260

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	74,405,751
Investments — affiliated	3,291,775
Futures contracts	39,062
Forward foreign currency exchange contracts	87,990
Foreign currency translations	(14,410)
Swaps	477,331
Unfunded floating rate loan interests	3,824

78,291,323

Net realized and unrealized gain	81,844,583

Net Increase in Net Assets Resulting from Operations	$127,547,634

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended
Increase (Decrease) in Net Assets:	February 28, 2017	February 29, 2016

Operations
Net investment income	$45,703,051	$47,933,661
Net realized gain (loss)	3,553,260	(27,841,328)
Net change in unrealized appreciation (depreciation)	78,291,323	(62,650,503)

Net increase (decrease) in net assets resulting from operations	127,547,634	(42,558,170)

Distributions to Shareholders[1]
From net investment income	(46,740,255)	(50,092,741)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,233,758)	—

Net Assets
Total increase (decrease) in net assets	71,573,621	(92,650,911)
Beginning of year	709,235,676	801,886,587

End of year	$780,809,297	$709,235,676

Undistributed net investment income, end of year	$3,238,048	$1,232,872

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	29

Consolidated Statement of Cash Flows

Year Ended February 28, 2017

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$127,547,634
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	552,719,643
Purchases of long-term investments	(675,965,250)
Net proceeds from sales of short-term securities	5,011,655
Amortization of premium and accretion of discount on investments and other fees	(756,144)
Paid-in-kind income	(1,883,585)
Net realized gain on investments	(375,784)
Net unrealized gain on investments, swaps, foreign currency translations and unfunded floating rate loan interests	(77,812,266)
(Increase) Decrease in Assets:
Cash Pledged:
Futures contracts	12,710
Centrally cleared swaps	(371,000)
Receivables:
Interest — unaffiliated	(847,112)
Swaps	2,739
Dividends — affiliated	(1,214)
Variation margin on futures contracts	(276)
Variation margin on centrally cleared swaps	71,929
Swap premiums paid	(1,733)
Other assets	21,204
Prepaid expenses	38,007
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	66,435
Interest expense and fees	198,022
Officer’s and Directors’ fees	58,248
Variation margin on futures contracts	(4,788)
Other accrued expenses	323,936
Swap premiums received	1,581

Net cash used for operating activities	(71,945,409)

Cash Provided by Financing Activities
Cash dividends paid to Common Shareholders	(46,872,914)
Payments on bank borrowings	(259,000,000)
Proceeds from bank borrowings	387,000,000
Net payments on redemption of Common Shares	(8,476,595)
Increase in bank overdraft	2,674,126

Net cash provided by financing activities	75,324,617

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$684

Cash and Foreign Currency
Net increase in cash and foreign currency at value	3,379,892
Cash and foreign currency at value at beginning of year	1,844,848

Cash and foreign currency at value at end of year	$5,224,740

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$2,892,419

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Consolidated Financial Highlights

	Year Ended February 28, 2017		Year Ended February 29, 2016[9]	Year Ended February 28,
				2015[9]	2014[9]		2013[9]

Per Share Operating Performance
Net asset value, beginning of year	$11.38		$12.87	$13.32	$13.15		$$12.39

Net investment income[1]	0.73		0.77	0.87	0.90		0.99
Net realized and unrealized gain (loss)	1.34		(1.46)	(0.43)	0.28		0.77

Net increase (decrease) from investment operations	2.07		(0.69)	0.44	1.18		1.76

Distributions:[2]
From net investment income	(0.75)		(0.80)	(0.89)	(0.99)		(1.00)
From return of capital	—		—	—	(0.02)		—

Total distributions	(0.75)		(0.80)	(0.89)	(1.01)		(1.00)

Net asset value, end of year	$12.70		$11.38	$12.87	$13.32		$13.15

Market price, end of year	$11.68		$9.96	$11.43	$12.24		$13.38

Total Return[3]
Based on net asset value	19.57%		(4.73)%	4.15%	9.91%		14.78%

Based on market price	25.53%		(6.03)%	0.66%	(0.81)%		16.87%

Ratios to Average Net Assets
Total expenses	1.36%	[4]	1.18% [5]	1.24%	1.38%	[6]	1.41%	[7]

Total expenses after fees waived and paid indirectly	1.35%	[4]	1.18% [5]	1.24%	1.38%	[6]	1.41%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.87%	[4]	0.84% [5]	0.89%	1.00%	[6]	1.04%	[8]

Net investment income	6.04%		6.29%	6.68%	6.80%		7.89%	[7]

Supplemental Data
Net assets, end of year (000)	$780,810		$709,236	$801,887	$829,737		$474,953

Borrowings outstanding, end of year (000)	$318,000		$190,000	$295,000	$315,000		$190,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,455		$4,733	$3,719	$3,634		$3,500

Portfolio turnover rate	55%		41%	54%	54%		72%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[7]	Restated to include income taxes for the consolidated entity.

[8]	For the year ended February 28, 2013, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax was 0.98%.

[9]

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016. See Note 11 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	31

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of DSU include the account of DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of DSU. The Taxable Subsidiary enables DSU to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for DSU. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for DSU. DSU may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $4,747,393, which is 0.6% of DSU’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to DSU.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Notes to Consolidated Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	33

Notes to Consolidated Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.
Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

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Notes to Consolidated Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses

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Notes to Consolidated Financial Statements (continued)

due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation

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Notes to Consolidated Financial Statements (continued)

interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Oberthur Technologies SA	$265,921	$264,591	$268,415	$3,824

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

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Notes to Consolidated Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among

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Notes to Consolidated Financial Statements (continued)

other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Distribution Fees: The Fund has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the Fund’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Fund will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of the Fund’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended February 28, 2017, the amount waived was $1,020.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. On December 2, 2016, the Manager entered into a Master Advisory Fee Agreement (“Agreement”), contractually committing to this arrangement through June 30, 2017. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the year ended February 28, 2017, the Fund waived $62,335 in investment advisory fees pursuant to these arrangements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	39

Notes to Consolidated Financial Statements (continued)

Officers and Directors: Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the year ended February 28, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $716,076,065 and $551,620,625, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 28, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, liquidating distribution on a wholly-owned subsidiary, limitations on the utilization of capital loss carryforwards and expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(66,349,717)
Undistributed net investment income	$3,042,380
Accumulated net realized loss	$63,307,337

The tax character of distributions paid was as follows:

	2/28/17	2/29/16
Ordinary income	$46,667,038	$50,092,741

Total	$46,667,038	$50,092,741

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$3,647,188
Capital loss carryforwards	(235,282,195)
Net unrealized losses[1]	(4,910,769)
Qualified late-year losses[2]	(515,696)

Total	$(237,061,472)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, income recognized from pass-through entities, the deferral of compensation to directors and the classification of investments.

[2]	The Fund has elected to defer certain qualified late year losses and recognize such losses in the next taxable year.

As of February 28, 2017, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
No expiration date[3]	$61,352,908
2018	157,627,297
2019	16,301,990

Total	$235,282,195

[3]	Must be utilized prior to losses subject to expiration.

40	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Notes to Consolidated Financial Statements (continued)

As of February 28, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,137,418,195

Gross unrealized appreciation	29,507,151
Gross unrealized depreciation	(34,392,615)

Net unrealized depreciation	$(4,885,464)

9. Bank Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of their assets to SSB. The SSB Agreement allows for the following maximum commitment amount of $377,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 28, 2017, the average amount of bank borrowings and the daily weighted average interest rate for loans under the revolving credit agreements were $234,238,356 and 1.32%, respectively.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	41

Notes to Consolidated Financial Statements (continued)

counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

The Board authorized a one-for-three reverse stock split for the Fund, effective after the close of trading on November 15, 2016, for the shareholders of record on November 15, 2016. The impact of the reverse stock split was a decrease in the number of shares outstanding by a factor of three, while increasing the NAV per share by a factor of three, resulting in no effect on the net assets of the Fund. The consolidated financial statements for the Fund have been adjusted to reflect the reverse stock split.

On October 26, 2016 the Board approved the Fund’s participation in an open market share repurchase program. The Fund is eligible to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. There is no assurance that the Fund will purchase shares in any particular amounts. For the year ended February 28, 2017, the Fund repurchased 805,119 shares at a cost of $9,233,758, including transaction costs. The total amount of the repurchase offer is reflected in the Consolidated Statements of Changes in Net Assets.

The Fund filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 16,125,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). For the year ended February 28, 2017, Common Shares issued and outstanding under the Self Offering remained constant. See Additional Information—Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the Fund in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institu-

42	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Notes to Consolidated Financial Statements (concluded)

tional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s NAV. As such, no liability for litigation related to this matter is reflected in the consolidated financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $1,385,823.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.0685 per share on March 31, 2017 to Common Shareholders of record on March 15, 2017.

Additionally, the Fund declared a net investment income dividend of $0.0685 per share on April 3, 2017 payable to Common Shareholders of record on April 13, 2017.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Debt Strategies Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Debt Strategies Fund, Inc. and Subsidiary (the “Fund”), as of February 28, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Debt Strategies Fund, Inc. and Subsidiary as of February 28, 2017, the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

April 21, 2017

Important Tax Information (Unaudited)

During the fiscal year ended February 28, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund.

Interest-Related Dividends for Non-US Residents[1]
March 2016	79.55%
April 2016 — January 2017	78.96%
February 2017	64.40%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident alien and foreign corporations.

44	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of all distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	45

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited - Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

46	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	47

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02111	Distributor BlackRock Investments, LLC New York, NY 10022

48	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Additional Information

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

DSU’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time purchase shares of its common stock in open market or in private transactions.

Except as described below, during the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

On October 28, 2016, the Fund announced that it had divided its Board of Directors into three classes, with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	49

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On June 20, 2016, the Fund filed a final prospectus with the SEC in connection with its Shelf Offering. This report is not an offer to sell Fund Common Shares or a solicitation of an offer to buy Fund Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about the Fund, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Fund carefully and in its entirety before investing. A copy of the final prospectus for the Fund can be obtained from BlackRock at http://www.blackrock.com.

50	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2017	51

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-2/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2,4]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$98,494	$102,064	$0	$0	$27,402	$27,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2,4]	$0	$0
(d) All Other Fees[3]	$2,104 ,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 Includes fees for the Fund and the Fund’s subsidiary.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$27,402	$27,402

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,104,000 and $2,129,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934
(15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi W. Carl Kester Catherine A. Lynch Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

	(a)(1)	As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, C. Adrian Marshall, Managing Director at BlackRock and Mitchell Garfin, Managing Director at BlackRock. Messrs. Keenan, Marshall and Garfin are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan and Marshall have been members of the Fund’s management team since 2009. Mr. Garfin has been a member of the Fund’s portfolio management team since 2016.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C. Adrian Marshall	Managing Director of BlackRock since 2013; Director of BlackRock from 2007 to 2013; Vice President of BlackRock from 2004 to 2007.

Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.

  (a)(2) As of February 28, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	13	20	19	0	0	4
	$29.42 Billion	$12.13 Billion	$8.41 Billion	$0	$0	$817.3 Million
C. Adrian Marshall	6	28	11	0	3	0
	$5.57 Billion	$9.97 Billion	$1.30 Billion	$0	$0.10 Million	$0
Mitchell Garfin*	13	14	22	0	0	4
	$27.72 Billion	$9.30 Billion	$9.93 Billion	$0	$0	$817.3 Million

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that

Messrs. Keenan, Marshall and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Marshall and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of February 28, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will generally be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of February 28, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	$10,001 - $50,000
C. Adrian Marshall	$10,001 - $50,000
Mitchell Garfin	$10,001 - $50,000

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased[1]	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs[1]	Shares that May Yet Be Purchased Under the Plans or Programs[1,2]
September 1-30, 2016	N/A	N/A	N/A	N/A
October 1-31, 2016	N/A	N/A	N/A	3,115,220
November 1-30, 2016	N/A	N/A	N/A	3,115,220
December 1-31, 2016	128,284	$11.1672	128,284	2,986,936
January 1-31, 2017	342,670	$11.4386	342,670	2,644,266
February 1-28, 2017	334,165	$11.4600	334,165	2,310,101
Total:	805,119	$11.3553	805,119	2,310,101

1The Fund completed a 1-for-3 reverse stock split on November 16, 2016. All shares shown are on a post-split basis.

2The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (3,115,220 common shares), in open market transactions.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Debt Strategies Fund, Inc.

Date: May 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Debt Strategies Fund, Inc.

Date: May 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Debt Strategies Fund, Inc.

Date: May 3, 2017